                                                       Registration No. 33-70948
                                                                        811-8120


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 13

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 2

                          INHEIRITAGE SEPARATE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                             440 Lincoln Street
                               Worcester MA 01653
                (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
                            Allmerica Financial Life
                          Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

          / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2003 pursuant to paragraph (b) of Rule 485
          / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(1) of Rule 485
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2002 was filed on or before March 30, 2003.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

 PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE
                                   REFERENCE.

This Prospectus provides important information about Allmerica Variable Inheiritage, an individual joint survivorship flexible premium variable life insurance issued by First Allmerica Financial Life Insurance Company in New York and Hawaii and by Allmerica Financial Life Insurance and Annuity Company in all other jurisdictions. Life insurance coverage is provided for two Insureds, with Death Proceeds payable at death of the last surviving Insured. Applicants must be Age 80 or under with respect to the younger Insured, and Age 85 or under with respect to the older Insured.

The policies are funded through the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Premier Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Fund

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Health Sciences Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 2003

                               TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS.....................   4
  What are the Policy's Benefits?.................   4
  What are the Policy's Risks?....................   5
SUMMARY OF RISKS AND BENFITS: FEE TABLES..........   6
  Transaction Fees................................   6
  Periodic Charges Other than Fund Operating
  Expenses........................................   8
  Annual Fund Operating Expenses..................   9
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS...  10
  Who is the Company?.............................  10
  What is the Separate Account?...................  10
  What are the Funds?.............................  10
THE POLICY........................................  14
  How do I communicate with the Company?..........  14
  How do I apply for a Policy?....................  14
  Can I examine and cancel the Policy or an
  increase in Face Amount?........................  15
  Is there a Paid-up Insurance Option?............  16
  Does the Company support Incentive Funding
  Discounting?....................................  16
  How do I make Payments?.........................  17
  How do I allocate my Net Payments?..............  18
  Can I make transfers?...........................  18
  Is the transfer privilege subject to any
  limitations?....................................  18
  Are there restrictions on market timers?........  19
  Is there a Dollar-Cost Averaging Option or
  Automatic Rebalancing Option?...................  19
  Can I make future changes under my Policy?......  19
  How do I change the Face Amount of my Policy?...  20
  Can I convert my Policy into a fixed policy?....  21
  Can I make Policy Loans?........................  21
  Can I surrender the Policy?.....................  22
  Can I make partial withdrawals?.................  23
  What is the Policy Value?.......................  23
THE DEATH BENEFIT.................................  24
  What are the Sum Insured Options?...............  25
  Can I Change the Sum Insured Option?............  27
  Is a Guaranteed Death Benefit available?........  27
  What are the Death Proceeds Payment Options?....  28
TERMINATION AND REINSTATEMENT.....................  31
  What are the termination provisions of the
  Policy?.........................................  31
  What are the reinstatement provisions of the
  Policy?.........................................  31
CHARGES AND DEDUCTIONS............................  33
  What charges are deducted from Payments?........  33
  What is the Monthly Deduction?..................  33
  What charges are made against or reflected in
  the assets of the Separate Account?.............  35
  How is the Surrender Charge calculated?.........  36
  What charges apply to a Partial Withdrawal?.....  37
  What are the Transfer Charges?..................  38
  What is the charge for an increase in the Face
  Amount?.........................................  38
  Are there any other administrative charges?.....  38
  Does the Company waive charges for any classes
  of Policyowners?................................  38
FEDERAL TAX CONSIDERATIONS........................  39
  How are the Company and the Separate Account
  taxed?..........................................  39
  How are the Policies taxed?.....................  39
  How are Policy loans taxed?.....................  40
  What are Modified Endowment Policies and how are
  they taxed?.....................................  41
  What are the diversification requirements for
  the Separate Account?...........................  41

  Can I be considered the owner of the Separate
  Account assets for tax purposes?................  41
OTHER INFORMATION.................................  43
  Are there other important Policy provisions?....  43
  Can the Company delay payments to me?...........  44
  Do I have any voting rights?....................  44
  What reports will I receive concerning my
  Policy?.........................................  44
  Are there any pending legal proceedings
  involving the Separate Account?.................  45
  May the Company add, delete or substitute
  Funds?..........................................  45
  What is mixed and shared funding?...............  45
  Where can I find the financial statements of the
  Company and the Variable Account?...............  45
THE GENERAL ACCOUNT...............................  46
GLOSSARY OF SPECIAL TERMS.........................  47

                         SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is a "joint survivorship" Policy because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

    -  Life insurance coverage on the named Insureds

    -  Policy Value

    -  Surrender rights and partial withdrawal rights

    -  Loan privileges

Other benefits available through the policy include:

    - WAIVER OF PREMIUM RIDER -- This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

    - SPLIT OPTION RIDER/EXCHANGE OPTION RIDER -- This Rider, AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.

    - OTHER INSURED RIDER -- This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The Rider includes a feature that allows you to convert the "Other Insured" coverage to any permanent life insurance policy acceptable to the Company.

    - FOUR-YEAR TERM RIDER -- This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

    - GUARANTEED DEATH BENEFIT RIDER -- This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse, regardless of the performance of the Separate Account, and
       (b) provides a guaranteed net death benefit.

Certain riders may not be available in all states.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:


    - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.


    - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

    - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

    - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

    - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

    - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                   SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


                                                      TRANSACTION FEES
                 CHARGE                           WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
PREMIUM EXPENSE CHARGE                    When a premium payment is made            1.00% of each premium payment
PREMIUM TAXES                             When a premium payment is made            0.75% to 5% of each premium paid (varies
                                                                                    by state)
DEFERRED ACQUISITION COSTS ("DAC TAX"     When a premium payment is made            1.00% of each premium payment
CHARGE)
SURRENDER CHARGE -- DEFERRED              Upon Surrender or a Decrease in Face      $8.50 per thousand dollars of the
ADMINISTRATIVE CHARGE(1)                  Amount for up to 15 years from Date of    initial Face Amount or of an increase in
                                          Issue of the Policy or from the date of   Face Amount.
                                          increase in Face Amount, respectively
SURRENDER CHARGE -- DEFERRED SALES        Upon Surrender or a Decrease in Face      Per $1000 of Face Amount, the minimum
CHARGE(1)                                 Amount for up to 15 years from Date of    charge is $5.00 and the maximum charge
  MINIMUM AND MAXIMUM CHARGE              Issue of the Policy or from the date of   is $35.00
                                          increase in Face Amount, respectively
  CHARGE FOR A REPRESENTATIVE POLICY                                                Per $1000 of Face Amount, the rate is
  OWNER                                                                             $15.00 (for a Male, Age 45).
PARTIAL WITHDRAWAL CHARGE(2)              Upon Partial Withdrawals in excess of     5% of any withdrawals in excess of the
                                          the Free 10% Withdrawal Amount            Free 10% Withdrawal amount.
PARTIAL WITHDRAWAL TRANSACTION FEE        Upon any Partial Withdrawal               2% of the amount withdrawn, not to
                                                                                    exceed $25
INCREASE IN FACE AMOUNT                   Upon increasing the Face Amount of the    $40 administrative fee
                                          Policy
TRANSFER CHARGES                          Upon the 13th transfer and each           Currently $10 per transfer, guaranteed
                                          subsequent transfers in a Policy Year.    not to exceed $25 per transfer.
SPLIT OPTION RIDER/                       Upon adding the rider to the contract     $20.00 (one-time fee)
EXCHANGE OPTION RIDER

GUARANTEED DEATH BENEFIT RIDER            Upon adding the rider (available only at  $25 (one-time fee)
                                          issue)
PAID-UP INSURANCE OPTION                  N/A                                       None
CHANGING NET PAYMENT ALLOCATION           Upon changing allocations of Net          Currently there is no charge. Any future
                                          Payments                                  charge is guaranteed not to exceed $25.
CHANGING MONTHLY DEDUCTION ALLOCATION     Upon changing allocation of the Monthly   Currently there is no charge. Any future
                                          Deduction                                 charge is guaranteed not to exceed $25.
PROVIDING A PROJECTION OF VALUES(3)       Upon requesting a projection of values    Currently there is no charge. Any future
                                                                                    charge is guaranteed not to exceed $25.



(1) SURRENDER CHARGES -- At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of
(a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). The surrender charge is based on a table of rates per $1,000 of Face Amount using the younger Insured's age. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount. The surrender charge is based on a table or rates per thousand using younger insureds age. This charge varies by face amount, issue age and policy month. The charge is level for the first forty months, reduces 1/2% of the initial amount each month for the next eighty months and then reduces by 1% of the initial amount each month reaching 0 at the end of 15 years.


The surrender charges shown in the table may not be representative of the charge you would pay. For more information about the surrender charges that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your financial representative.

(2) PARTIAL WITHDRAWALS -- The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.


(3) PROVIDING A PROJECTION OF VALUES -- You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.



                                    PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
                 CHARGE                           WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
COST OF INSURANCE(1)                      Monthly                                   Per $1,000 of original Face Amount,the
  MINIMUM AND MAXIMUM CHARGE                                                        minimum is $0.02 and the maximum is
                                                                                    $83.33
  CHARGE FOR A REPRESENTATIVE POLICY                                                Per $1,000 of original Face Amount: a
  OWNER                                                                             representative charge is $0.25 (for a
                                                                                    Male Standard Non-Smoker Age 45)
MONTHLY ADMINISTRATIVE FEE                Monthly                                   $6.00
MORTALITY AND EXPENSE RISK FEES           Daily                                     Annual rate of 0.90% (guaranteed not to
                                                                                    exceed 0.90%)
SEPARATE ACCOUNT ADMINISTRATIVE CHARGE    Daily for the first fifteen Policy years  Annual rate of 0.25% (guaranteed not to exceed 0.25%)
MONTHLY CHARGES FOR OPTIONAL BENEFITS*    Monthly                                   Varies depending upon the optional
                                                                                    benefits selected, and by the individual
                                                                                    characteristics of the Insureds
OTHER INSURED RIDER                       Monthly                                   Per $1,000 of original Face Amount: the
  MINIMUM AND MAXIMUM CHARGE                                                        minimum charge is $0.08 and the maximum
                                                                                    charge is $29.94
  CHARGE FOR A REPRESENTATIVE POLICY                                                Per $1,000 of original Face Amount: a
  OWNER                                                                             representative charge is $0.28 (for a
                                                                                    Male Standard Non-Smoker, Age 45)
FOUR YEAR TERM RIDER                      Monthly                                   Per $1,000 of original Face Amount: the
  MINIMUM AND MAXIMUM CHARGE                                                        minimum charge is $0.42 and the maximum
                                                                                    charge is $26.43
  CHARGE FOR A REPRESENTATIVE POLICY                                                Per $1,000 of original Face Amount: a
  OWNER                                                                             representative charge is $1.95. (for a
                                                                                    Male, Age 45)



(1) COST OF INSURANCE -- Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insureds. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insureds' circumstances at the time of the increase.


The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS -- The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent

OTHER INSURED RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum monthly charge is $0.08 (for a Female Non-Smoker, Age 18) and the maximum monthly charge is $29.94 (for a Male Smoker, Age 94).

FOUR YEAR TERM RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.42 and the maximum is $26.43.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                               ANNUAL FUND OPERATING EXPENSES
  TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                                   MAXIMUM
                                          ----------------------------------------  ----------------------------------------
  Expenses that are deducted from Fund      Annual charge of 0.50%(1) of average      Annual charge of 1.31(2) of average
   assets, including management fees,                 daily net assets                          daily net assets
distribution and/or service (12b-1) fees
          and other expenses.
(1) Through December 31, 2003, Allmerica Financial Investment Management Services, Inc. (the "Manager") has declared a voluntary expense limitation of 0.60% for the AIT Money Market Fund. The total operating expenses of this Fund was less than its expense limitation throughout 2002.

The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to this Fund. The limitations may be terminated at any time.


The table above shows the minimum and maximum expenses of the Funds during 2002. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year.

                THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Policies issued in Hawaii and New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Policies issued in all other jurisdictions.


First Allmerica, originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. As of December 31, 2002, Allmerica Financial and its subsidiaries had over $20.6 billion in combined assets and over $33.6 million of life insurance in force, and First Allmerica had over $5.1 billion in assets and over $8.4 million of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?


In this prospectus, "Separate Account" collectively refers to the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.


The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.


A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted from the Sub-Account. In some states, insurance regulations may restrict the availability of particular Funds.


MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
ADVISER: ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The sub-adviser is Opus Investment Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-adviser is Putnam Investment Management, LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-adviser is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ADVISER: ALLIANCE CAPITAL MANAGEMENT, L.P.


ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DELAWARE VIP TRUST

ADVISER: DELAWARE INTERNATIONAL ADVISERS LTD.


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity
Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500. The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
ADVISER: FRANKLIN ADVISERS, INC.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. Under normal market conditions, the Fund invests primarily in investments of large capitalization companies with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
ADVISER: INVESCO FUNDS GROUP, INC.

INVESCO VIF-HEALTH SCIENCES FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, product, or distribute products or services related to health care.

JANUS ASPEN SERIES
ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

                                     * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

    -  Effective date of the change in the investment policy OR

    -  Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments and surrender of the Policy, we require you to use Company-approved forms. You may obtain Company-approved forms by calling 800-533-7881.

TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

CONDITIONAL INSURANCE AGREEMENT
It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, subject to the terms of the Conditional Insurance Agreement, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    -  45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    -  45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, the Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value of the Policy can purchase for a net single premium at the Insureds' Ages and Premium Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the Net Death Benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    -  The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals. Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insureds' Ages. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    -  debt does not exceed Policy Value less surrender charges, then

    -  the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    -  the minimum or maximum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    -  the minimum period of time between transfers, and

    -  the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON MARKET TIMERS?

Yes. The Policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policyowners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not invest in the Policy.

In order to prevent "market timing" activities that may harm or disadvantage other Policyowners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. We reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policyowners. If any of these actions are taken, we will notify the market timer of the action as soon as practicable.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    -  Cancel your Policy under its right-to-examine provision

    -  Transfer your ownership to someone else

    -  Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    -  Make transfers of Policy Value among the funds

    -  Adjust the death benefit by increasing or decreasing the Face Amount

    -  Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $100,000. You may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Policy Value may be returned to you (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    -  the Face Amount provided by the most recent increase;

    -  the next most recent increases successively; and

    -  the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.


PREFERRED LOAN OPTION

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS
Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.


CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    -  the Policy Value, MINUS

    -  any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in CAN THE COMPANY DELAY PAYMENTS TO ME? under OTHER INFORMATION.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.


Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $100,000. See THE DEATH BENEFIT.


A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

    -  your accumulation in the General Account, plus

    -  the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

    - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.


Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

     (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

     (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

     (c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

     (d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.25% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first fifteen Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                               THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT -- WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

    - any additional insurance on the Insured's life that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
          (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                            PERCENTAGE
---                                            ----------
 Under 60....................................       300%
 60..........................................       300%
 61..........................................       293%
 62..........................................       286%
 63..........................................       279%
 64..........................................       272%
 65..........................................       265%
 66..........................................       258%
 67..........................................       251%
 68..........................................       244%
 69..........................................       237%
 70..........................................       230%
 71..........................................       223%
 72..........................................       217%
 73..........................................       211%
 74..........................................       205%
 75..........................................       198%
 76..........................................       192%
 77..........................................       186%
AGE                                            PERCENTAGE
---                                            ----------
 78..........................................       180%
 79..........................................       173%
 80..........................................       167%
 81..........................................       163%
 82..........................................       159%
 83..........................................       155%
 84..........................................       151%
 85..........................................       147%
 86..........................................       143%
 87..........................................       139%
 88..........................................       135%
 89..........................................       130%
 90..........................................       125%
 91..........................................       120%
 92..........................................       115%
 93..........................................       110%
 94..........................................       105%
 95..........................................       100%
 Over 95.....................................       100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows:

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 2
          (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                            PERCENTAGE
---                                            ----------
 Thru 40.....................................       250%
 41..........................................       243%
 42..........................................       236%
 43..........................................       229%
 44..........................................       222%
 45..........................................       215%
 46..........................................       209%
 47..........................................       203%
 48..........................................       197%
 49..........................................       191%
 50..........................................       185%
 51..........................................       178%
 52..........................................       171%
 53..........................................       164%
 54..........................................       157%
 55..........................................       150%
 56..........................................       146%
 57..........................................       142%
 58..........................................       138%
 59..........................................       134%
 60..........................................       130%
AGE                                            PERCENTAGE
---                                            ----------
 61..........................................       128%
 62..........................................       126%
 63..........................................       124%
 64..........................................       122%
 65..........................................       120%
 66..........................................       119%
 67..........................................       118%
 68..........................................       117%
 69..........................................       116%
 70..........................................       115%
 71..........................................       113%
 72..........................................       111%
 73..........................................       109%
 74..........................................       107%
 75 thru 90..................................       105%
 91..........................................       104%
 92..........................................       103%
 93..........................................       102%
 94..........................................       101%
 95..........................................       100%

* For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under
Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose
Option 2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select
Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "WHAT IS THE MONTHLY DEDUCTION?"

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured
Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in the Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you. See THE POLICY -- "HOW DO I MAKE PAYMENTS?"

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

An optional Guaranteed Death Benefit is available only at issue of the Policy. If this Benefit is in effect, the Company:

    - guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and

    -  provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum

    Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.  On each Policy anniversary, (a) must exceed (b) where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

   (b) is the sum of the minimum guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Guaranteed Death Benefit is in force. The Death Proceeds will be the greater of:

    -  the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT
The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:

    -  foreclosure of a Policy loan, or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above), or

    - any Policy change that results in a negative guideline level premium, or

    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option 1, if such change occurs within five Policy years of the Final Premium Payment Date, or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of: (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy; or (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

    Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

         (1) upon the death of the payee, with no further payments due (Life Annuity), or
         (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
         (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

    Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

         (1) in the same amount as the original amount; or
         (2) in an amount equal to 2/3 of the original amount; or
         (3) in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

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RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                         TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

     (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued;

                                         OR

     (b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and either or both the Insureds is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

    -  a written application for reinstatement,

    - Evidence of Insurability showing that the Insureds is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    -  the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

TAX EXPENSE CHARGE

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.



A charge of 1% of premiums to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes.


PREMIUM EXPENSE CHARGE
A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge during the first two Policy years.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE -- If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for optional benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum

Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES -- If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:



    - multiplying the cost of insurance rate applicable to the initial Face Amount times the difference of Guideline Minimum Sum Insured MINUS


       - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                           OR

       - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. Sex-distinct rates do not apply, except in those states that do not permit unisex rates.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the Standard Premium Class will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for an Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when an Insured is in a less favorable Premium

Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly administrative charge of $6 per month will be deducted from Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE
During the first 15 Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the 15 Policy year.

The Company does not impose the Separate Account administrative charge after the fifteenth Policy year. On the fifteenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

OTHER CHARGES AND EXPENSES
Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the prospectus and sales literature.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

 (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

 (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years). This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See HOW IS THE SURRENDER CHARGE CALCULATED?

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount.

The maximum surrender charge for the increase is equal to the sum of (a) plus
(b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by average Age (at the time of increase) from
1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE -- If you surrender the Policy during the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be

$8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase.

ALLOCATION OF POLICY VALUE AND PREMIUMS UPON AN INCREASE IN FACE AMOUNT Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase.

For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

    -  the most recent increase;

    -  the next most recent increases successively, and

    -  the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charges on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    -  first, the surrender charge for the most recent increase in the Face
       Amount;

    - second, the surrender charge for the next most recent increases successively;

    -  last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or

    -  to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?


Certain of the charges and deductions described above may be reduced for Policies issued to employees of the Company and its affiliates located at the Company home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of the Company and its affiliates and subsidiaries; employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company or VeraVest Investments, Inc. to sell the Policies, and any spouses or children of the above persons. The Cost of Insurance Charges may be reduced, and no surrender charges, partial withdrawal charges or front-end sales loads will be imposed (and no commissions will be paid), where the Policyowner as of the date of application is within these categories.

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                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under
Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.


SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

The Split Option Rider permits the Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether the Policy split will be treated as a non-taxable exchange under Section 1035 of the Code. Unless the Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy split.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force. There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.


Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.



WHAT ARE ESTATE AND GENERATION-SKIPPING TAXES?



If you are the Policy owner and last surviving Insured under the Policy, the Death Proceeds will be included in your gross estate for federal estate tax purposes. Even if the last surviving Insured is not the Policy owner but retains incidents of ownership in the Policy, the Death Proceeds will also be included in the last surviving Insured's gross estate. Examples of incidents of ownership include the right to change beneficiaries, assign the Policy, revoke an assignment, pledge the Policy, or obtain a Policy loan. If you are the Policy owner and last surviving Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Proceeds will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply.



In addition, certain transfers of the Policy or Death Proceeds, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The individual situation of each owner or beneficiary will determine the extent, if any, to which transfer and inheritance taxes may be imposed and how ownership, transfer, or receipt of policy proceeds will be treated for purposes of federal, state and local taxes, including estate, inheritance, and generation-skipping taxes. Because these rules are complex, you should consult with a tax professional if you are contemplating a transfer to which these rules may apply, especially where benefits are passing to younger generations.


WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but tfails the "seven-pay test" of Section 7702A The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                               OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER
The Policyowner is named in the applications for the Policy. The Policyowner is generally entitled to exercise all rights under the Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY
The Company will not contest the validity of the Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if either Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE
Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail to the Principal Office due proof of such death.

AGE
If the Age of either Insured as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT
The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or
(b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?


Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.


WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                              THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION
The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.


DELAY OF PAYMENTS


Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

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                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and Hawaii and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of
(a) the Face Amount as of the final Premium Payment Date, or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company. This Rider may not be available in all states.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: All the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table D, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the younger Insured's attained age on Death of last surviving Insured, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE 1 and TABLE 2 under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    -  Debt does not exceed Policy Value less surrender charges, then

    -  the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of the Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): The investment portfolios of Allmerica Investment Trust, AllianceBernstein Variable Products Series Fund, Inc., Delaware VIP Trust, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, and T. Rowe Price International Series, which are available under the Policy.


VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881. IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 800-533-7881.


ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT THE INHEIRITAGE ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE INHEIRITAGE ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

Inheiritage Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8120/33-70948

Inheiritage Account of First Allmerica Financial Life Insurance Company File No. 811-8304/33-74184

                               INHEIRITAGE ACCOUNT
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                               INHEIRITAGE ACCOUNT
                                       OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION


          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.



                               DATED: MAY 1, 2003


Inheiritage Account

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                            3

SERVICES                                                                   4

   SERVICE PROVIDERS                                                       4
   OTHER SERVICE ARRANGEMENTS                                              4

UNDERWRITERS AND DISTRIBUTION                                              5

MORE INFORMATION ABOUT DEATH BENEFITS                                      6

   DEATH PROCEEDS                                                          6
   SUM INSURED OPTIONS                                                     6
   CHANGES IN SUM INSURED OPTIONS                                          9

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                        11

   WAIVER OR REDUCTION OF CHARGES                                          11
   CALCULATION OF MAXIMUM SURRENDER CHARGES                                11

PERFORMANCE INFORMATION                                                    14

   OTHER PERFORMANCE INFORMATION                                           14

FINANCIAL STATEMENTS                                                       F-1

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of AFC). Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2002, Allmerica Financial and its subsidiaries had over $20.6 billion in combined assets and over $33.6 million of life insurance in force, and First Allmerica had over $5.1 billion in assets and over $8.4 million of life insurance in force. Allmerica Financial and First Allmerica are referred to collectively as the "Company."


The Inheiritage Account of Allmerica Financial is a separate investment account established on February 2, 1993 and the Inheiritage Account of First Allmerica is a separate investment account established on November 3, 1993. Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Inheiritage Accounts are referred to collectively as the "Variable Account." This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Several Sub-Accounts of the Variable Account are available under the Inheiritage contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
-------------------------------------------
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
---------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio


DELAWARE VIP TRUST
------------------
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
--------------------------------------------------------------
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Fund


INVESCO VARIABLE INVESTMENT FUNDS, INC.
---------------------------------------
INVESCO VIF-Health Sciences Fund


JANUS ASPEN SERIES (SERVICE SHARES)
-----------------------------------
Janus Aspen Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
----------------------------------------
T. Rowe Price International Stock Portfolio

                                    SERVICES


SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the VEL Account II of Allmerica Financial, and First Allmerica serves as custodian of the assets of the VEL Account II of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP is the Company's Independent Accountants. PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ('VeraVest," formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently a wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who are registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.

The Company pays to registered representatives who sell the Policy Commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 3.5% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to you or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor services.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the Inheiritage Account of Allmerica Financial for the years 2000, 2001 and 2002 were $2,691,916.27, $1,679,637.58 and $937,350.61. The aggregate amounts of commissions paid to Allmerica Investments for sales of all policies funded by the Inheiritage Account of First Allmerica for the years 2000, 2001 and 2002 were $374,933.60, $149,449.19 and $110,335.26. No commissions were retained by VeraVest for sales of all contracts funded by the Inheiritage Account for the years 2000, 2001 and 2002.

                      MORE INFORMATION ABOUT DEATH BENEFITS

If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on death of the first Insured to die.

Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code of 1986 ("Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties.

DEATH PROCEEDS

The Policy provides two death benefit options: The Option 1 and the Option 2 The Policy provides for the payment of the Death Proceeds under the applicable death benefit option to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, due proof of such death must be received at the Principal Office. As long as the Policy remains in force , the Company will pay the Death Proceeds to the named Beneficiary, upon due proof of the death of the last surviving Insured.

The Company will normally pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus

     - any additional insurance on the Insureds' lives that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of death of the last surviving Insured for Option 2 and date of death of the last surviving Insured for Option 1.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the applications. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

         AGE                PERCENTAGE         AGE               PERCENTAGE
         ---                ----------         ---               ----------
         Under 60              300%            78                   180%
         60                    300%            79                   173%
         61                    293%            80                   167%
         62                    286%            81                   163%
         63                    279%            82                   159%
         64                    272%            83                   155%
         65                    265%            84                   151%
         66                    258%            85                   147%
         67                    251%            86                   143%
         68                    244%            87                   139%
         69                    237%            88                   135%
         70                    230%            89                   130%
         71                    223%            90                   125%
         72                    217%            91                   120%
         73                    211%            92                   115%
         74                    205%            93                   110%
         75                    198%            94                   105%
         76                    192%            95                   100%
         77                    186%            Over 95              100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 2
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                  PERCENTAGE         AGE               PERCENTAGE
---                  ----------         ---               ----------
Thru 40                 250%            61                   128%
41                      243%            62                   126%
42                      236%            63                   124%
43                      229%            64                   122%
44                      222%            65                   120%
45                      215%            66                   119%
46                      209%            67                   118%
47                      203%            68                   117%
48                      197%            69                   116%
49                      191%            70                   115%
50                      185%            71                   113%
51                      178%            72                   111%
52                      171%            73                   109%
53                      164%            74                   107%
54                      157%            75 thru 90           105%
55                      150%            91                   104%
56                      146%            92                   103%
57                      142%            93                   102%
58                      138%            94                   101%

AGE                  PERCENTAGE         AGE               PERCENTAGE
---                  ----------         ---               ----------
59                      134%            95                   100%
60                      130%

* For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

EXAMPLES

For purposes of this illustration, assume that the younger Insured is under the Age of 40, that there is no outstanding Debt, and that GUIDELINE MINIMUM SUM INSURED -- TABLE 1 applies.

EXAMPLE OF OPTION 1

Under Option 1, a Policy with a $300,000 Face Amount will generally have a Sum Insured equal to $300,000. However, because the Sum Insured must be equal to or greater than 300% of Policy Value, if at any time the Policy Value exceeds $100,000, the Sum Insured will exceed the $300,000 Face Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $3.00.

For example:

     if Policy Value is $125,000, the Guideline Minimum Sum Insured will be $375,000 ($125,000 x 3.00);

     if Policy Value is $150,000, the Guideline Minimum Sum Insured will be $450,000 ($150,000 x 3.00); and

     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00).

Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $375,000 to $300,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 230%. The Sum Insured would not exceed the $300,000 Face Amount unless the Policy Value exceeded $130,436 (rather than $100,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $2.30.

EXAMPLE OF OPTION 2

For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt, and that GUIDELINE MINIMUM INSURED -- TABLE 1 applies.

Under Option 2, a Policy with a Face Amount of $300,000 will generally produce a Sum Insured of $300,000 plus Policy Value. For example, a Policy with Policy Value of $50,000 will produce a Sum Insured of $350,000 ($300,000 v $50,000);
Policy Value of $80,000 will produce a Sum Insured of $380,000 ($300,000 v $80,000);

Policy Value of $100,000 will produce a Sum Insured of $400,000 ($300,000 v $100,000). However, the Sum Insured must be at least 300% of the Policy Value. Therefore, if the Policy Value is greater than $150,000, 300% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $150,000 will increase the Sum Insured by $3.00.

For example:

     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00);

     if Policy Value is $250,000, the Guideline Minimum Sum Insured will be $750,000 ($250,000 x 3.00); and

     if Policy Value is $300,000, the Guideline Minimum Sum Insured will be $900,000 ($300,000 x 3.00).

Similarly, if Policy Value exceeds $150,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $200,000 to $150,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $600,000 to $450,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 230%, so that the Sum Insured must be at least 2.30 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $300,000 unless the Policy Value exceeded $230,769 (rather than $150,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $2.30.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGES IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

     All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

             APPLICABLE AGE               MAXIMUM GAPS
             --------------               ------------
                  5-75                        1.95
                   76                         1.92
                   77                         1.81
                   78                         1.69
                   79                         1.60
                   80                         1.50
                   81                         1.40
                   82                         1.31

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum.

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of 180 Policy months (15 Policy years). The factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows:

             INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

     YOUNGER      INITIAL     YOUNGER     INITIAL     YOUNGER       INITIAL
      ISSUE      SURRENDER     ISSUE     SURRENDER     ISSUE       SURRENDER
       AGE        CHARGE        AGE       CHARGE        AGE         CHARGE
       ---        ------        ---       ------        ---         ------
        5          5.00         31         9.40          57          21.00
        6          5.00         32         9.80          58          22.00
        7          5.00         33         10.20         59          23.00
        8          5.00         34         10.60         60          24.00
        9          5.00         35         11.00         61          25.00
        10         5.00         36         11.40         62          26.00
        11         5.00         37         11.80         63          27.00

     YOUNGER      INITIAL     YOUNGER     INITIAL     YOUNGER       INITIAL
      ISSUE      SURRENDER     ISSUE     SURRENDER     ISSUE       SURRENDER
       AGE        CHARGE        AGE       CHARGE        AGE         CHARGE
       ---        ------        ---       ------        ---         ------
        12         5.00         38         12.20         64          28.00
        13         5.00         39         12.60         65          29.00
        14         5.00         40         13.00         66          30.00
        15         5.00         41         13.40         67          31.00
        16         5.00         42         13.80         68          32.00
        17         5.00         43         14.20         69          33.00
        18         5.00         44         14.60         70          34.00
        19         5.00         45         15.00         71          35.00
        20         5.00         46         15.40         72          35.00
        21         5.40         47         15.80         73          35.00
        22         5.80         48         16.20         74          35.00
        23         6.20         49         16.60         75          35.00
        24         6.60         50         17.00         76          35.00
        25         7.00         51         17.40         77          35.00
        26         7.40         52         17.80         78          35.00
        27         7.80         53         18.20         79          35.00
        28         8.20         54         18.60         80          35.00
        29         8.60         55         19.00
        30         9.00         56         20.00


EXAMPLES

For the purposes of these examples, assume that two non-smokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the policy is calculated as follows:

     (a)  Deferred Administrative Charge                              $8,500.00
          ($8.50/$1,000 of Face Amount)

     (b)  Deferred Sales Charge                                      $15,781.99
          (48% x 1.95 GAPs)
                                                                     ----------

                                                TOTAL                $24,281.99

             Maximum Surrender Charge per Table (19.00 x 1,000)      $19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (a) Deferred Administrative Charge                               $8,500.00
          ($8.50/$1,000 of Face Amount)

     (b)  Deferred Sales Charge                                          Varies
          (not to exceed 25% of Premiums received,
          subject to the deferred sales charge)
                                                             ------------------

                                                             Sum of (a) and (b)

The maximum surrender charge is $19,000. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                             PERFORMANCE INFORMATION

The Policy was first offered to the public in 1994. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table
III) and based on the periods that the Underlying Funds have been in existence (Table II and Table IV). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the underlying funds.


The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense and premium expense charges, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.


In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -    Dow Jones Industrial Average (DJIA)

     -    Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard &

Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                       10 YEARS
                                                          SUB-ACCOUNT     FOR YEAR                     OR SINCE
                                                           INCEPTION        ENDED           5          INCEPTION
                                                             DATE         12/31/02         YEARS       (IF LESS)
------------------------------------------------------- --------------- -------------- ------------- --------------
AIT Core Equity Fund                                       05/11/94         -24.33%        -3.46%          6.17%
AIT Equity Index Fund                                      09/19/94         -23.11%        -1.91%          8.02%
AIT Government Bond Fund                                   06/30/94           8.02%         5.68%          5.67%
AIT Money Market Fund                                      05/26/94           0.49%         3.39%          3.72%
AIT Select Capital Appreciation Fund                       04/30/95         -22.50%         2.21%          8.55%
AIT Select Growth Fund                                     05/19/94         -28.43%        -5.75%          4.67%
AIT Select International Equity Fund                       05/03/94         -20.30%        -3.56%          1.92%
AIT Select Investment Grade Income Fund                    05/01/94           6.89%         5.38%          6.10%
AIT Select Value Opportunity Fund                          06/01/94         -17.28%         3.01%          8.80%
AllianceBernstein Premier Growth Portfolio                 05/01/01         -31.64%           N/A        -27.44%
Delaware VIP International Value Equity Series             05/11/94         -11.43%        -1.09%          3.15%
Fidelity VIP Asset Manager Portfolio                       05/11/94          -9.78%         0.29%          5.33%
Fidelity VIP Equity-Income Portfolio                       05/01/94         -17.90%        -0.84%          7.89%
Fidelity VIP Growth Portfolio                              05/11/94         -30.91%        -1.50%          7.19%
Fidelity VIP High Income Portfolio                         05/12/94           2.25%        -7.12%          0.79%
Fidelity VIP Overseas Portfolio                            04/28/94         -21.20%        -5.05%         -0.12%
FT VIP Franklin Large Cap Growth Securities Fund           05/01/01         -24.07%           N/A        -21.78%
FT VIP Franklin Small Cap Fund                             05/01/01         -29.50%           N/A        -22.37%
INVESCO VIF-Health Sciences Fund                           05/01/01         -25.32%           N/A        -15.09%
Janus Aspen Growth Portfolio                               05/01/01         -27.57%           N/A        -28.58%
T. Rowe Price International Stock Portfolio                07/02/95         -19.23%        -5.31%         -0.89%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                           UNDERLYING                                  10 YEARS
                                                            PORTFOLIO      FOR YEAR                    (OR SINCE
                                                            INCEPTION       ENDED           5          INCEPTION
                                                              DATE         12/31/02       YEARS        IF LESS)
--------------------------------------------------------- -------------- ------------- ------------- --------------
AIT Core Equity Fund*                                       04/29/85        -24.33%        -3.46%          5.39%
AIT Equity Index Fund*                                      09/28/90        -23.11%        -1.91%          7.67%
AIT Government Bond Fund*                                   08/26/91          8.02%         5.68%          5.22%
AIT Money Market Fund*                                      04/29/85          0.49%         3.39%          3.49%
AIT Select Capital Appreciation Fund*                       04/28/95        -22.50%         2.21%          8.55%
AIT Select Growth Fund*                                     08/21/92        -28.43%        -5.75%          3.59%
AIT Select International Equity Fund*                       05/02/94        -20.30%        -3.56%          1.92%
AIT Select Investment Grade Income Fund*                    04/29/85          6.89%         5.38%          5.83%
AIT Select Value Opportunity Fund*                          04/30/93        -17.28%         3.01%          8.92%
AllianceBernstein Premier Growth Portfolio*                 06/26/92        -31.64%        -2.65%          7.81%
Delaware VIP International Value Equity Series              10/29/92        -11.43%        -1.09%          4.70%
Fidelity VIP Asset Manager Portfolio                        09/06/89         -9.78%         0.29%          5.84%
Fidelity VIP Equity-Income Portfolio                        10/09/86        -17.90%        -0.84%          8.54%
Fidelity VIP Growth Portfolio                               10/09/86        -30.91%        -1.50%          7.20%
Fidelity VIP High Income Portfolio                          09/19/85          2.25%        -7.12%          2.28%
Fidelity VIP Overseas Portfolio                             01/28/87        -21.20%        -5.05%          3.51%
FT VIP Franklin Large Cap Growth Securities Fund*           05/01/96        -24.07%         1.35%          5.29%
FT VIP Franklin Small Cap Fund*                             11/01/95        -29.50%        -1.10%          5.12%
INVESCO VIF-Health Sciences Fund                            05/22/97        -25.32%         4.05%          5.31%
Janus Aspen Growth Portfolio*                               09/13/93        -27.57%        -2.27%          5.35%
T. Rowe Price International Stock Portfolio                 03/31/94        -19.23%        -5.31%         -0.29%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE

UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE III
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                       SINCE INCEPTION OF THE SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                      10 YEARS OR
                                                          SUB-ACCOUNT      FOR YEAR                      SINCE
                                                           INCEPTION        ENDED           5         INCEPTION OF
                                                             DATE          12/31/02       YEARS       SUB-ACCOUNT
------------------------------------------------------- ---------------- ------------- ------------ ----------------
AIT Core Equity Fund                                       09/17/95         -24.33%        -3.46%         3.55%
AIT Equity Index Fund                                      10/19/95         -23.11%        -1.91%         5.77%
AIT Government Bond Fund                                   10/19/95           8.04%         1.85%         2.70%
AIT Money Market Fund                                      11/20/95           0.50%         3.40%         3.64%
AIT Select Capital Appreciation Fund                       04/30/95         -22.50%         2.21%         8.56%
AIT Select Growth Fund                                     08/28/95         -28.43%        -5.75%         2.35%
AIT Select International Equity Fund                       05/03/94         -20.30%        -3.56%         1.92%
AIT Select Investment Grade Income Fund                    12/15/96           6.89%         5.38%         5.80%
AIT Select Value Opportunity Fund                          09/17/95         -17.28%         3.01%         8.67%
AllianceBernstein Premier Growth Portfolio                 05/01/01         -31.65%           N/A       -27.44%
Delaware VIP International Value Equity Series             10/19/95         -11.43%        -1.09%         2.85%
Fidelity VIP Asset Manager Portfolio                       05/11/94          -9.78%         0.29%         5.34%
Fidelity VIP Equity-Income Portfolio                       08/28/95         -17.90%        -0.84%         5.73%
Fidelity VIP Growth Portfolio                              08/28/95         -30.91%        -1.50%         3.33%
Fidelity VIP High Income Portfolio                         12/04/95           2.25%        -7.12%        -1.26%
Fidelity VIP Overseas Portfolio                            09/10/95         -21.20%        -5.05%        -0.37%
FT VIP Franklin Large Cap Growth Securities Fund           05/01/01         -24.08%           N/A       -21.78%
FT VIP Franklin Small Cap Fund                             05/01/01         -29.51%           N/A       -22.37%
INVESCO VIF-Health Sciences Fund                           05/01/01         -25.33%           N/A       -15.10%
Janus Aspen Growth Portfolio                               05/01/01         -27.57%           N/A       -28.59%
T. Rowe Price International Stock Portfolio                08/28/95         -19.23%        -5.31%        -1.32%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IV
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                             UNDERLYING                                  10 YEARS
                                                                FUND        FOR YEAR                    (OR SINCE
                                                             INCEPTION       ENDED            5         INCEPTION
                                                                DATE        12/31/02        YEARS        IF LESS)
----------------------------------------------------------- ------------- ------------- -------------- -------------
AIT Core Equity Fund*                                          04/29/85      -24.33%        -3.46%         5.39%
AIT Equity Index Fund*                                         09/28/90      -23.11%        -1.91%         7.67%
AIT Government Bond Fund*                                      08/26/91        8.04%         1.85%         3.29%
AIT Money Market Fund*                                         04/29/85        0.50%         3.40%         3.46%
AIT Select Capital Appreciation Fund*                          04/28/95      -22.50%         2.21%         8.56%
AIT Select Growth Fund*                                        08/21/92      -28.43%        -5.75%         3.58%
AIT Select International Equity Fund*                          05/02/94      -20.30%        -3.56%         1.92%
AIT Select Investment Grade Income Fund*                       04/29/85        6.89%         5.38%         5.83%
AIT Select Value Opportunity Fund*                             04/30/93      -17.28%         3.01%         8.92%
AllianceBernstein Premier Growth Portfolio*                    06/26/92      -31.65%        -2.65%         7.81%
Delaware VIP International Value Equity Series                 10/29/92      -11.43%        -1.09%         4.71%
Fidelity VIP Asset Manager Portfolio                           09/06/89       -9.78%         0.29%         5.85%
Fidelity VIP Equity-Income Portfolio                           10/09/86      -17.90%        -0.84%         8.54%
Fidelity VIP Growth Portfolio                                  10/09/86      -30.91%        -1.50%         7.20%
Fidelity VIP High Income Portfolio                             09/19/85        2.25%        -7.12%         2.28%
Fidelity VIP Overseas Portfolio                                01/28/87      -21.20%        -5.05%         3.50%
FT VIP Franklin Large Cap Growth Securities Fund*              05/01/96      -24.08%         1.35%         5.28%
FT VIP Franklin Small Cap Fund*                                11/01/95      -29.51%        -1.11%         5.12%
INVESCO VIF-Health Sciences Fund                               05/22/97      -25.33%         4.05%         5.31%
Janus Aspen Growth Portfolio*                                  09/13/93      -27.57%        -2.27%         5.35%
T. Rowe Price International Stock Portfolio                    03/31/94      -19.23%        -5.31%        -0.28%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non-12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE

UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                             INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the Inheiritage Separate Account of the Company as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

ALLMERICA FINANCIAL

LIFE INSURANCE AND

ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2002

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The consolidated financial statements give retroactive effect to the reorganization of First Allmerica Financial Life Insurance Company as a subsidiary of Allmerica Financial Life Insurance and Annuity Company on December 31, 2002, as described in Note 2 to the consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill in 2002 and derivative instruments in 2001.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                  2002            2001           2000
---------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                                                                $     48.1      $     49.0     $     52.0
   Universal life and investment product policy fees                            409.8           391.6          421.1
   Net investment income                                                        384.2           433.2          421.4
   Net realized investment losses                                              (137.7)          (86.6)         (67.8)
   Other income                                                                  97.7            86.1          101.3
                                                                           ------------   -------------  ------------
     Total revenues                                                             802.1           873.3          928.0
                                                                           ------------   -------------  ------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses                 485.6           414.3          418.9
   Policy acquisition expenses                                                  655.9            77.5           83.4
   Gain from retirement of trust instruments supported by funding
        obligations                                                            (102.6)            -              -
   Additional consideration received from sale of defined contribution           (3.6)
   Loss from sale of universal life business                                     31.3             -              -
   Restructuring costs                                                           14.8                           11.0
   (Gains) losses on derivative instruments                                     (40.3)           35.2            -
   Other operating expenses                                                     378.2           321.2          272.0
                                                                           ------------   -------------  ------------
      Total benefits, losses and expenses                                     1,419.3           848.2          785.3
                                                                           ------------   -------------  ------------
(Loss) income before federal income taxes                                      (617.2)           25.1          142.7
                                                                           ------------   -------------  ------------
FEDERAL INCOME TAX (BENEFIT) EXPENSE
   Current                                                                      (28.5)           (1.5)         (33.8)
   Deferred                                                                    (215.3)          (13.0)          50.1
                                                                           ------------   -------------  ------------
      Total federal income tax (benefit) expense                               (243.8)          (14.5)          16.3
                                                                           ------------   -------------  ------------
(Loss) income before cumulative effect of change in accounting
principle                                                                      (373.4)           39.6          126.4
                                                                           ------------   -------------  ------------
Cumulative effect of change in accounting principle                              (1.6)           (3.2)           -
                                                                           ------------   -------------  ------------
Net (loss) income                                                          $   (375.0)     $     36.4     $    126.4
                                                                           ============   =============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                                                        2002         2001
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $4,503.8 and $5,955.5)        $    4,685.1  $    6,057.1
      Equity securities at fair value (cost of $33.8 and $44.2)                               36.0          37.1
      Mortgage loans                                                                         175.1         226.6
      Policy loans                                                                           361.4         379.6
      Other long-term investments                                                            128.0         158.8
                                                                                     -------------  -------------
         Total investments                                                                 5,385.6       6,859.2
                                                                                     -------------  -------------
   Cash and cash equivalents                                                                 268.2         154.1
   Accrued investment income                                                                  89.6          97.0
   Premiums, accounts and notes receivable, net                                                2.9           2.7
   Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums        1,064.7         431.5
   Deferred policy acquisition costs                                                       1,030.1       1,588.4
   Deferred  federal income taxes                                                            212.4           -
   Other assets                                                                              280.9         356.2
   Separate account assets                                                                12,343.4      14,838.4
                                                                                     -------------  -------------
         Total assets                                                                 $   20,677.8  $   24,327.5
                                                                                     =============  =============
LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                                          $    3,900.1  $    4,099.6
      Outstanding claims and losses                                                          104.1         105.9
      Unearned premiums                                                                        3.9           4.9
      Contractholder deposit funds and other policy liabilities                              763.5       1,675.5
                                                                                     -------------  -------------
         Total policy liabilities and accruals                                             4,771.6       5,885.9
                                                                                     -------------  -------------
   Expenses and taxes payable                                                                623.2         557.2
   Reinsurance premiums payable                                                              538.9          12.7
   Deferred federal income taxes                                                               -            24.7
   Trust instruments supported by funding obligations                                      1,202.8       1,589.0
   Separate account liabilities                                                           12,343.4      14,838.4
                                                                                     -------------  -------------
      Total liabilities                                                                   19,479.9      22,907.9
                                                                                     -------------  -------------
   Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized, 2,526
      shares issued and outstanding                                                            2.5           2.5
   Additional paid-in capital                                                              1,075.0         887.0
   Accumulated other comprehensive (loss)income                                              (29.2)          5.5
   Retained earnings                                                                         149.6         524.6
                                                                                     -------------  -------------
      Total shareholder's equity                                                           1,197.9       1,419.6
                                                                                     -------------  -------------
      Total liabilities and shareholder's equity                                      $   20,677.8  $   24,327.5
                                                                                     =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                                                        2002            2001         2000
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK
    Balance at beginning and end of year                                       $         2.5   $         2.5   $         2.5
                                                                               --------------  --------------  -------------
ADDITIONAL PAID-IN CAPITAL (1)
   Balance at beginning of year                                                        887.0           857.0          857.0
   Capital contribution                                                                188.0            30.0            -
                                                                               --------------  --------------  -------------
   Balance at end of year                                                            1,075.0           887.0          857.0
                                                                               --------------  --------------  -------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME (1)
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND
   DERIVATIVE INSTRUMENTS:
   Balance at beginning of year                                                         21.0            (8.7)         (14.9)
   Appreciation (depreciation) during the period:
        Net (depreciation) appreciation on available-for-sale securities and
               derivative instruments                                                   (9.6)           45.7            9.6
        Benefit (provision) for deferred federal income taxes                            3.4           (16.0)          (3.4)
                                                                               --------------  --------------  -------------
                                                                                        (6.2)           29.7            6.2
                                                                               --------------  --------------  -------------
   Balance at end of year                                                               14.8            21.0           (8.7)
                                                                               --------------  --------------  -------------
   MINIMUM PENSION LIABILITY:
   Balance at beginning of year                                                        (15.5)            -              -
   Increase during the period:
        Increase in minimum pension liability                                          (43.8)          (23.9)           -
        Benefit for deferred federal income taxes                                       15.3             8.4            -
                                                                               --------------  --------------  -------------
                                                                                       (28.5)          (15.5)           -
                                                                               --------------  --------------  -------------
   Balance at end of year                                                              (44.0)          (15.5)           -
                                                                               --------------  --------------  -------------
   Total accumulated other comprehensive (loss) income                                 (29.2)            5.5           (8.7)
                                                                               --------------  --------------  -------------
RETAINED EARNINGS (1)
   Balance at beginning of year                                                        524.6           488.2          361.8
   Net (loss) income                                                                  (375.0)           36.4          126.4
                                                                               --------------  --------------  -------------
   Balance at end of year                                                              149.6           524.6          488.2
                                                                               --------------  --------------  -------------
      Total shareholder's equity                                               $     1,197.9   $     1,419.6   $    1,339.0
                                                                               ==============  ==============  =============

(1) Certain 2001 and 2000 balances have been restated due to a change in corporate structure on December 31, 2002 (see Note 2 - Reorganization of AFC Corporate Structure).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (1)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                       2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net (loss) income                                                            $      (375.0)   $       36.4    $      126.4
                                                                             ---------------  --------------  --------------
   Other comprehensive (loss) income:
     Available-for-sale securities:
          Net appreciation during the period                                          48.9            44.3             9.6
          Provision for deferred federal income taxes                                (17.1)          (15.5)           (3.4)
                                                                             ---------------  --------------  --------------
     Total available-for-sales securities                                             31.8            28.8             6.2
                                                                             ---------------  --------------  --------------
     Derivative instruments:
          Net (depreciation) appreciation during the period                          (58.5)            1.4             -
          Benefit (provision) for deferred federal income taxes                       20.5            (0.5)            -
                                                                             ---------------  --------------  --------------
     Total derivatives instruments                                                   (38.0)            0.9             -
                                                                             ---------------  --------------  --------------
                                                                                      (6.2)           29.7             6.2
                                                                             ---------------  --------------  --------------
     Minimum pension liability:
          Increase in minimum pension liability                                      (43.8)          (23.9)            -
          Benefit for deferred federal income taxes                                   15.3             8.4             -
                                                                             ---------------  --------------  --------------
                                                                                     (28.5)          (15.5)            -
                                                                             ---------------  --------------  --------------
Other comprehensive (loss) income                                                    (34.7)           14.2             6.2
                                                                             ---------------  --------------  --------------
Comprehensive (loss) income                                                  $      (409.7)   $       50.6    $      132.6
                                                                             ===============  ==============  ==============

(1) Certain 2001 and 2000 balances have been restated due to a change in corporate structure on December 31, 2002 (see Note 2 - Reorganization of AFC Corporate Structure)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                        2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net (loss) income                                                            $    (375.0)   $       36.4    $      126.4
   Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
      Net realized losses                                                             137.7            86.6            67.8
      (Gain) loss on derivative instruments                                           (40.3)           35.2             -
      Impairment of capitalized technology                                             29.8             -               -
      Net amortization and depreciation                                                18.0            20.3            18.2
      Interest credited to contractholder deposit funds and trust instruments
           supported by funding obligations                                            84.4           126.7           144.7
      Gain from retirement of trust instruments supported by funding obligations     (102.6)            -               -
      Loss from disposal of universal life business                                    31.3             -               -
      Deferred federal income taxes                                                  (215.3)          (13.0)           50.1
      Change in deferred acquisition costs                                            386.7          (171.9)         (215.1)
      Change in premiums and notes receivable, net of reinsurance premiums
           payable                                                                      0.9            26.3            47.7
      Change in accrued investment income                                               7.4            (1.3)            4.2
      Change in policy liabilities and accruals, net                                 (221.7)          417.7           (20.3)
      Change in reinsurance receivable                                                 15.1            35.6            13.7
      Change in expenses and taxes payable                                            189.7           (31.7)          (86.2)
      Other, net                                                                       (3.3)          (42.4)           (6.1)
                                                                                -------------- --------------  --------------
          Net cash (used in) provided by operating activities                         (57.2)          524.5           145.1
                                                                                -------------- --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES
       Proceeds from disposals and maturities of available-for-sale fixed
           maturities                                                               3,503.6         1,793.9         1,561.6
       Proceeds from disposals of equity securities                                     0.5            42.0             4.1
       Proceeds from disposals of other investments                                    60.4            38.8            28.9
       Proceeds from mortgages sold, matured or collected                              52.3           309.3           119.2
       Purchase of available-for-sale fixed maturities                             (1,997.6)       (2,994.5)       (2,257.6)
       Purchase of equity securities                                                   (1.4)          (11.1)          (16.2)
       Purchase of other investments                                                  (31.3)          (21.2)         (128.0)
       Capital expenditures                                                           (11.5)          (31.2)          (13.2)
       Payments related to terminated swap agreements                                 (72.0)          (27.4)           (3.8)
       Purchase of company owned life insurance                                         -               -             (64.9)
       Other investing activities, net                                                 16.8             7.0            (9.4)
                                                                                -------------- --------------  --------------
           Net cash provided by (used in) investing activities                      1,519.8          (894.4)         (779.3)
                                                                                -------------- --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES
       Deposits to contractholder deposit funds                                       100.0           101.3           848.0
       Withdrawals from contractholder deposit funds                               (1,023.7)         (621.1)         (936.7)
       Deposits to trust instruments supported by funding obligations                 112.0         1,109.5           568.5
       Withdrawals from trust instruments supported by funding obligations           (578.9)         (190.6)            -
       Capital contribution                                                            42.1             -               -
                                                                                -------------- --------------  --------------
           Net cash (used in) provided by financing activities                     (1,348.5)          399.1           479.8
                                                                                -------------- --------------  --------------
Net change in cash and cash equivalents                                               114.1            29.2          (154.4)
Cash and cash equivalents, beginning of period                                        154.1           124.9           279.3
                                                                                -------------- --------------  --------------
Cash and cash equivalents, end of period                                        $     268.2    $      154.1    $      124.9
                                                                                ============== ==============  ==============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                               $      (0.7)   $       (0.9)   $       (1.9)
Income taxes refunds                                                            $       9.1    $        7.8    $       12.3

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In accordance with the change in reporting entity guidance contained in Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented (see Note 2 - Reorganization of AFC corporate structure).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

The Company's consolidated financial operations include two segments: Allmerica Financial Services ("AFS") and Allmerica Asset Management ("AAM"). Prior to September 30, 2002, the AFS segment manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. On September 27, 2002, the Company announced plans to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products. This resulted from the cumulative effect of the significant, persistent decline in the equity market, culminating in the third quarter of 2002, that followed the decline in the second quarter, as well as the ratings downgrades. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products. In the future, the AFS business will consist of two components. First, the Company plans to transform its former Agency distribution channel into an independent broker/dealer, VeraVest Investments, Inc., formerly "Allmerica Investments, Inc." ("VeraVest"), to distribute non-proprietary investment and insurance products. The Company has entered into agreements with leading investment product and insurance providers and is seeking additional alliances whereby these providers would compensate the Company for non-proprietary product sales by VeraVest's registered representatives. Second, the Company plans to retain and service existing customer accounts. These include variable annuity and variable universal life accounts, as well as certain remaining traditional life and group retirement accounts, which were issued by its life insurance subsidiaries, AFLIAC and FAFLIC. However, the Company expects that the persistency of its existing customer policies and contracts will be substantially less than its historical experience.

Through its AAM segment, prior to September 2002, FAFLIC offered Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts, which can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during the fourth quarter of 2002.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.   CLOSED BLOCK

FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.   VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D.   FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and interest rate futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.   DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e. when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value.

When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F.   CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G.   REINSURANCE RECEIVABLE

The Company shares certain insurance risks it has underwritten through the use of reinsurance contracts with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provision of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS, have been met. As a result, when the Company experiences loss or claims events, or unfavorable mortality or morbidity experience that are subjected to a reinsurance contract, reinsurance recoveries are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual loss or claim, or the aggregate amount of all losses or claims in a particular line, book of business or an aggregate amount associated with a particular accident year. The valuation of losses or claims recoverable depends on whether the underlying loss or claim is a reported loss or claim, an incurred but not reported loss or a future policy benefit. For reported losses and claims, the Company values reinsurance recoverables at the time the underlying loss or claim is recognized, in accordance with contract terms. For incurred but not reported losses and future policy benefits, the Company estimates the amount of reinsurance recoverable based on the terms of the reinsurance contract and historical reinsurance recovery information and applies that information to the gross loss reserve and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses and claims are settled.

H.   DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life and group life and health product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of deferred policy acquisition costs considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

I.   PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss has been deemed to have occurred, the Company reduces the carrying value of the asset to the fair value. Fair values are estimated using discounted cash flow analysis.

J.   GOODWILL

In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company ceased amortizing its goodwill beginning in 2002 and carries it at the January 1, 2002 amortized cost balance, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amount of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K.   SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholders' equity or net investment income.

L.   POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum fund values in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

M.   PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum fund values in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

N.   FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from policy acquisition expenses, policy reserves, tax credit carryforwards, net operating loss carryforwards and employee benefit expenses.

O.   NEW ACCOUNTING PRONOUNCEMENTS

In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 ("FIN 46"). FIN 46 provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46 also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. Certain financial statement disclosures are applicable immediately for those entities for which it is reasonably possible that the enterprise will consolidate any variable interest entities. This interpretation also applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. For those variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003, the provisions of this interpretation shall be applied no later than the first reporting period after June 15, 2003. The Company is currently assessing the effect that adoption of FIN 46 will have on its financial position and results of operations.

In November 2002, the FASB issued Interpretation No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS - AN INTERPRETATION OF FASB STATEMENTS NO. 5, 57, AND 107 AND RESCISSION OF FASB INTERPRETATION NO. 34 ("FIN 45"). FIN 45 provides guidance regarding financial statement disclosure requirements for guarantors related to obligations under guarantees. FIN 45 also clarifies the requirements related to the recognition of a liability by the guarantor, at the inception of a guarantee, for these obligations under guarantees. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, DISCLOSURE OF INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS, which is being superceded. The initial recognition and measurement provisions of this interpretation are required to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of reporting periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on the Company's financial position or results of operations.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes Emerging Issues Task Force Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002. The adoption of Statement No. 146 is not expected to have a material effect on the Company's financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("Statement No. 144"). This statement addresses significant issues relating to the implementation of Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("Statement No. 121"), by developing a single accounting model, based on the framework established in Statement No. 121, for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. In addition, Statement No. 144 supersedes the accounting and reporting provisions of Accounting Principles Board Opinion No. 30 ("APB No. 30"), REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, for the disposal of a segment of a business and amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The provisions of this statement are effective for fiscal years beginning after December 15, 2001. The adoption of Statement No. 144 did not have a material effect on the Company's financial statements.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142 which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net-of-taxes, in earnings, to recognize the impairment of goodwill related to two of its non-insurance subsidiaries. The Company utilized a discounted cash flow model to value these subsidiaries.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provisions of the statement, the Company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

P.   RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.   REORGANIZATION OF AFC CORPORATE STRUCTURE

On December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC, as well as the immediate parent of FAFLIC. Under the previous internal ownership structure, FAFLIC was the immediate parent of AFLIAC and a direct subsidiary of AFC. This transaction was recorded at cost.

In accordance with the change in reporting entity guidance contained within APB Opinion No. 20, the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented.

A reconciliation of revenues and net income as previously reported and as restated are as follows:

DECEMBER 31,
(IN MILLIONS)                                             2001         2000
-----------------------------------------------------------------------------
Revenues:
       As previously reported                           $  597.3     $  595.5
       Effect of change in reporting entity                276.0        332.5
                                                        ---------------------
           As restated                                    873.3        928.0
                                                        ---------------------
Net Income:
       As previously reported                               73.9        119.5
       Effect of change in reporting entity                (37.5)         6.9
                                                        ---------------------
              As restated                               $   36.4     $  126.4
                                                        ---------------------

3.   DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $7.4 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $69.6 million at December 31, 2002 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2002 and 2001, the discontinued segment had assets of approximately $290.4 million and $397.6 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $347.5 million and $369.3 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $23.3 million, $34.4 million and $207.7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

4.   SIGNIFICANT TRANSACTIONS

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss from this transaction of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life deferred acquisition cost ("DAC") asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. During 2003, approximately $550 million of investment assets will be used for the settlement of the net payable associated with this transaction.

In the fourth quarter of 2002, the Company retired $548.9 million of its long-term funding agreement obligations at discounts. This resulted in a pre-tax gain of $102.6 million, which is reported as gain from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net foreign currency transaction loss on the retired foreign-denominated funding agreements, which was partially offset by foreign exchange gains on derivative instruments used to hedge the retired funding agreements, of $12.2 million was recorded as other income in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $14.1 million was recorded as net realized investment losses in the Consolidated Statements of Income.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its AFS segment (see Note 14 for a description of the Company's operating segments). Approximately $11.7 million of this charge relates to severance and other employee and agent related costs resulting from the elimination of approximately 475 positions, of which 366 employees have been terminated as of December 31, 2002 and 63 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge relates to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2002, the Company has made payments of approximately $4.7 million related to this restructuring plan, of which approximately $4.3 million relates to severance and other employee related costs.

During 2000, the Company adopted a formal company-wide restructuring plan. This plan was the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consisted of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000. Approximately $1.9 million of this charge relates to severance and other employee related costs resulting from the elimination of approximately 360 positions, of which 240 employees have been terminated as of December 31, 2001 and 120 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. In addition, approximately $9.1 million of this charge relates to other restructuring costs, consisting of one-time project costs, lease cancellations and the present value of idle leased space. In 2002, the Company recognized a pre-tax benefit of $0.1 million related to this restructuring. As of December 31, 2002, the Company has made payments of approximately $10.9 million related to this restructuring plan, of which approximately $1.9 million relates to severance and other employee related costs. This plan has been implemented.

5.   INVESTMENTS

A.   FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                     GROSS        GROSS
DECEMBER 31,                                         AMORTIZED     UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                                        COST (1)        GAINS        LOSSES       VALUE
-------------------------------------------------------------------------------------------------------
2002
U.S. Treasury securities and U.S. government and
agency securities                                  $     296.7    $    11.4     $      -     $    308.1
States and political subdivisions                          3.5          0.1            -            3.6
Foreign governments                                       10.1          0.6            0.1         10.6
Corporate fixed maturities                             3,305.6        196.5           75.7      3,426.4
Mortgage-backed securities                               887.9         48.6            0.1        936.4
                                                   ----------------------------------------------------
Total fixed maturities                             $   4,503.8    $   257.2     $     75.9   $  4,685.1
                                                   ----------------------------------------------------
Equity securities                                  $      33.8    $     2.5     $      0.3   $     36.0
                                                   ----------------------------------------------------
                                                                     GROSS        GROSS
DECEMBER 31,                                         AMORTIZED     UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                                        COST (1)        GAINS        LOSSES       VALUE
-------------------------------------------------------------------------------------------------------
2001
U.S. Treasury securities and U.S. government and
agency securities                                  $     145.9    $     3.0     $      2.4   $    146.5
States and political subdivisions                          2.9          0.2            -            3.1
Foreign governments                                       23.1          1.6            0.2         24.5
Corporate fixed maturities                             4,930.5        163.0           85.8      5,007.7
Mortgage-backed securities                               853.1         25.6            3.4        875.3
                                                   ----------------------------------------------------
Total fixed maturities                             $   5,955.5    $   193.4     $     91.8   $  6,057.1
                                                   ----------------------------------------------------
Equity securities                                  $        44.2  $       1.7   $      8.8   $     37.1
                                                   ----------------------------------------------------

(1)  AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2002 the amortized cost and market value of these assets on deposit in New York were $180.1 million and $189.9 million, respectively. At December 31, 2001, the amortized cost and market value of these assets on deposit were $180.0 million and $182.9 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $36.9 million and $37.4 million were on deposit with various state and governmental authorities at December 31, 2002 and 2001, respectively. Market values related to these securities were $39.6 million and $39.0 million at December 31, 2002 and 2001, respectively.

At December 31, 2002, there were contractual investment commitments of $9.3 million.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                      2002
                                             -----------------------
DECEMBER 31,                                  AMORTIZED      FAIR
(IN MILLIONS)                                   COST         VALUE
--------------------------------------------------------------------
Due in one year or less                      $    223.8    $   224.4
Due after one year through five years           1,787.4      1,867.0
Due after five years through ten years          1,387.5      1,453.6
Due after ten years                             1,105.1      1,140.1
                                             -----------------------
Total                                        $  4,503.8    $ 4,685.1
                                             -----------------------

B.   MORTGAGE LOANS AND REAL ESTATE

The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2002 and 2001. The carrying values of mortgage loans, net of applicable reserves, were $175.1 million and $226.6 million at December 31, 2002 and 2001, respectively. Reserves for mortgage loans were $1.9 million and $2.7 million at December 31, 2002 and 2001, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio.

There was no real estate held at December 31, 2002 in the Company's investment portfolio. At December 31, 2001, the Company held one real estate investment with a carrying value of $1.9 million which was acquired through the foreclosure of a mortgage loan. This investment represented the one non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans in 2002 and 2000.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2002.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                 2002        2001
-----------------------------------------------------------------
Property type:
        Office building                      $   95.1    $  120.7
        Retail                                   40.4        56.9
        Industrial / warehouse                   34.1        39.5
        Residential                               6.9        11.5
        Other                                     0.5         0.7
        Valuation allowances                     (1.9)       (2.7)
                                             --------------------
Total                                        $  175.1    $  226.6
                                             --------------------

DECEMBER 31,
(IN MILLIONS)                                   2002        2001
------------------------------------------------------------------
Geographic region:
        New England                          $    40.6   $    46.0
        South Atlantic                            39.7        64.6
        Pacific                                   28.4        33.2
        East North Central                        25.9        27.1
        West South Central                        18.6        33.3
        Other                                     13.9        14.7
        Middle Atlantic                            9.9        10.4
        Valuation allowances                      (1.9)       (2.7)
                                             ---------------------
Total                                        $   175.1   $   226.6
                                             ---------------------

At December 31, 2002, scheduled mortgage loan maturities were as follows: 2003 - $20.3 million; 2004 - $49.1 million; 2005 - $5.5 million; 2006 - $24.8 million;
2007 - $6.8 million and $68.6 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2002, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $1.9 million and $2.7 million at December 31, 2002 and 2001, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2002 and 2001. Those mortgage loans that were impaired during a portion of 2001 had an average carrying value of $2.2 million as of December 31, 2001. Related interest income while such loans were impaired was $1.4 million in 2000. There was no interest income received in 2002 and 2001 related to impaired loans.

C.   DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on the reinvestment of fixed maturities. The Company is exposed to interest rate risk on fixed maturity reinvestments from the time of maturity until the purchase of new fixed maturities. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of guaranteed investment contracts ("GIC") and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades derivative instruments with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal risk of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly enters into foreign exchange swap, futures and options contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. At December 31, 2002 and 2001, respectively, collateral of $23.7 million and $69.7 million, in the form of cash, bonds and US Treasury notes were held by our counterparties related to these agreements.

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

D.   FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. For the years ended December 31, 2002 and 2001, the Company recognized net gains of $0.3 million, reported in (gains) losses on derivative instruments in the Consolidated Statements of Income, which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E.   CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses U.S. Treasury Note futures to hedge this risk. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability.

The Company also enters into foreign currency forward contracts to hedge foreign currency exposure on specific fixed income securities. Additionally, the Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure, and foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Under the foreign exchange forward, futures and options contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

For the years ended December 31, 2002 and 2001, respectively, the Company recognized a net gain of $65.1 million and a net loss of $35.5 million, representing the total ineffectiveness of all cash flow hedges. The net gain reflects total ineffectiveness in 2002, of which $40.0 million related to ineffective swap contracts and was reported in (gains) losses on derivative instruments in the Consolidated Statements of Income, and $25.1 million related to ineffective futures and options contracts which was reported in other income in the Consolidated Statements of Income. The 2001 net loss of $35.5 million, representing total ineffectiveness on all cash flow hedges, was reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The Company did not hold any ineffective futures or options contracts during 2001. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

The net loss in 2001 included a total loss of $35.8 million, related to ineffective hedges of floating rate funding agreements with put features allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as management's uncertainty about possible future events, the Company determined that it was probable that some of the future variable cash flows of the funding agreements would not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that were probable of occurring versus those that were probable of not occurring. The total accumulated losses deferred in other comprehensive income related to the payments that were probable of not occurring, which totaled $35.8 million, was reclassified to earnings during the fourth quarter of 2001 and reflected in (gains) losses on derivative instruments in the Consolidated Statements of Income. During 2002, all of the Company's floating rate funding agreements with put features were terminated; therefore, the total accumulated losses of $35.8 million were reclassified from (gains) losses on derivative instruments to net realized investment losses in the Consolidated Statements of Income.

As of December 31, 2002, $5.9 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the possible repurchase of other funding agreements, and (d) the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is 12 months.

F.   TRADING ACTIVITIES

The Company entered into insurance portfolio-linked, credit default, and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the terms of the credit default swap contracts, the Company assumed the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company would have paid the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions was the default risk of the underlying companies. Under the other swap contract entered into for investment purposes, the Company agreed to exchange the difference between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

As of December 31, 2001, the Company no longer held insurance or credit default swap contracts, although final payment related to the insurance portfolio-linked swap contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million in 2002, while net realized investment losses related to these contracts were $4.3 million and $0.7 million for the years ended December 31, 2001 and 2000, respectively.

The stated annual premium under credit default swap contracts was recognized in net investment income. There were no net increases to investment income related to credit default swap contracts for the years ended December 31, 2002 and 2001; however, there was a net increase of $0.2 million for the year ended December 31, 2000.

As of December 31, 2002 the Company no longer held any other swap contracts for investment purposes. The fair value of the other swap contract held for investment purposes was $(2.1) million at December 31, 2001. The net decrease in net investment income related to this contract was $0.4 million, $0.7 million and $0.1 million for the years ended December 31, 2002, 2001 and 2000, respectively.

G.   VARIABLE INTEREST ENTITY

The Company holds an investment in the Allmerica CBO I, Ltd., which was formed in 1998 as a collateralized bond obligation, to issue secured notes to various investors and use the proceeds to purchase high yield fixed income securities. The note holders own beneficial interests in the cash flows of the high yield securities. The interests are classified based upon priority of payments, and consist of the following par values as of December 31:

DECEMBER 31,
(IN MILLIONS)                                            2002        2001
---------------------------------------------------------------------------
Floating rate secured notes                            $  241.6    $  249.4
Second priority senior notes                               65.3        60.7
Senior subordinated notes                                  32.9        32.9
Junior subordinated notes                                  21.9        21.9
                                                       --------------------
Total Allmerica CBO capital                            $  361.7    $  364.9
                                                       --------------------

At both December 31, 2002 and 2001, the Company owned a $36.9 million par value investment in the Allmerica CBO I, Ltd., consisting of $30.9 million of Senior Subordinated Notes and $6.0 million of Junior Subordinated Notes. The Company's investment in Allmerica CBO I, Ltd. was considered to be other-than-temporarily impaired and therefore completely written off during 2001. Through the Company's ownership of the Junior Subordinated Notes, it is entitled to 27.4% of the residual value, if any, of the CBO. The Company has no remaining exposure to loss because its investment in the non-recourse notes has already been completely written off.

H.   UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                        EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                        FIXED         SECURITIES
(IN MILLIONS)                                                        MATURITIES    AND OTHER (1,2)       TOTAL
----------------------------------------------------------------------------------------------------------------
2002
Net appreciation (depreciation), beginning of year                    $    21.3       $    (0.3)       $    21.0
                                                                      ------------------------------------------
       Net appreciation on available-for-sale
          securities and derivative instruments                            19.7            10.0             29.7
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (39.3)            -              (39.3)
       Benefit (provision) for deferred federal income taxes                6.9            (3.5)             3.4
                                                                      ------------------------------------------
                                                                          (12.7)            6.5             (6.2)
                                                                      ------------------------------------------
Net appreciation, end of year                                         $     8.6       $     6.2        $    14.8
                                                                      ------------------------------------------
2001
Net (depreciation) appreciation, beginning of year                     $  (22.1)      $    13.4        $    (8.7)
                                                                      ------------------------------------------
       Net appreciation (depreciation)  on available-for-sale
          securities and derivative instruments                            86.5           (21.1)            65.4
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (19.7)            -              (19.7)
       (Provision) benefit for deferred federal income taxes              (23.4)            7.4            (16.0)
                                                                      ------------------------------------------
                                                                           43.4           (13.7)            29.7
                                                                      ------------------------------------------
Net appreciation (depreciation), end of year                          $    21.3       $    (0.3)       $    21.0
                                                                      ------------------------------------------

                                                                                        EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                        FIXED         SECURITIES
(IN MILLIONS)                                                        MATURITIES    AND OTHER (1,2)       TOTAL
----------------------------------------------------------------------------------------------------------------
2000
Net (depreciation) appreciation, beginning of year                     $  (30.4)      $    15.5         $  (14.9)
                                                                      ------------------------------------------
       Net appreciation (depreciation) on available-for-sale
          securities                                                       48.9            (3.2)            45.7
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (36.1)            -              (36.1)
       (Provision) benefit for deferred federal income taxes               (4.5)            1.1             (3.4)
                                                                      ------------------------------------------
                                                                            8.3            (2.1)             6.2
                                                                      ------------------------------------------
Net (depreciation) appreciation, end of year                           $  (22.1)      $    13.4         $   (8.7)
                                                                      ------------------------------------------

(1) INCLUDES NET DEPRECIATION ON DERIVATIVE INSTRUMENTS OF $58.5 MILLION AND NET APPRECIATION ON DERIVATIVE INSTRUMENTS OF $1.4 MILLION IN 2002 AND 2001, RESPECTIVELY

(2) INCLUDES NET APPRECIATION ON OTHER INVESTMENTS OF $0.4 MILLION, $0.5 MILLION, AND $1.5 MILLION IN 2002, 2001 AND 2000, RESPECTIVELY.

I.   OTHER

At December 31, 2002, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity except for investments with Federal National Mortgage Association and Federal Home Loan Mortgage Corporation with carrying values of $246.5 million and $154.0 million, respectively. At December 31, 2001, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.   INVESTMENT INCOME AND GAINS AND LOSSES

A.   NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                    2002        2001        2000
-------------------------------------------------------------------------------
Fixed maturities                                $ 364.0     $ 389.7     $ 339.8
Mortgage loans                                     16.4        42.0        52.1
Equity securities                                   0.9         1.4         1.1
Policy loans                                       24.8        27.1        26.1
Derivatives                                       (37.7)      (48.0)       (5.6)
Other long-term investments                        19.6        20.8        11.3
Short-term investments                              6.3        12.4         8.1
                                                -------------------------------
Gross investment income                           394.3       445.4       432.9
Less investment expenses                          (10.1)      (12.2)      (11.5)
                                                -------------------------------
Net investment income                           $ 384.2     $ 433.2     $ 421.4
                                                -------------------------------

The Company had fixed maturities with a carrying value of $32.3 million and $6.5 million on non-accrual status at December 31, 2002 and 2001, respectively. The Company had mortgage loans with a carrying value of $7.4 million on non-accrual status at December 31, 2002. There were no mortgage loans on non-accrual status at December 31, 2001. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $15.7 million, $7.3 million, and $1.6 million in 2002, 2001, and 2000, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2002 and 2001. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million in 2000. Actual interest income on these loans included in net investment income aggregated $1.4 million in 2000.

There were no mortgage loans which were non-income producing at December 31, 2002 and 2001. There were, however, fixed maturities with a carrying value of $5.8 million and $2.7 million at December 31, 2002 and 2001, respectively, which were non-income producing during 2002 and 2001.

Included in other long-term investments is income from limited partnerships of $5.3 million, $9.1 million, and $7.8 million in 2002, 2001, and 2000, respectively.

B.   NET REALIZED INVESTMENT GAINS AND LOSSES

Realized losses on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                    2002        2001        2000
------------------------------------------------------------------------------
Fixed maturities                              $  (73.0)   $  (88.0)    $ (77.1)
Mortgage loans                                     0.8        14.6         1.3
Equity securities                                (11.3)       28.1         2.0
Derivative instruments                           (53.1)      (32.9)        3.1
Other long-term investments                       (1.1)       (8.4)        2.9
                                              --------------------------------
Net realized investment losses                $ (137.7)   $  (86.6)    $ (67.8)
                                              --------------------------------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                           PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,             VOLUNTARY     GROSS       GROSS
(IN MILLIONS)                                  SALES       GAINS       LOSSES
-----------------------------------------------------------------------------
2002
Fixed maturities                             $2,312.8     $ 118.8       $29.9
Equity securities                                 0.5         0.1        -

2001
Fixed maturities                             $1,044.4     $  46.3       $26.8
Equity securities                                39.3        29.7        -

2000
Fixed maturities                             $1,129.2     $   4.0       $52.7
Equity securities                                 2.1         2.0        -

The Company recognized losses of $176.3 million, $115.0 million and $31.8 million in 2002, 2001 and 2000, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

C.   OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                              2002        2001       2000
--------------------------------------------------------------------------------------------------------
Unrealized  appreciation (depreciation) on
available-for-sale securities

Unrealized holding losses arising during period, (net of tax benefits of
$(12.8), $(8.4) and (21.9) in 2002, 2001 and 2000).
                                                                          $ (23.7)    $ (15.6)   $ (40.7)

Less: reclassification adjustment for losses  included in net income net of tax benefits of $29.9, 23.9 and $25.3 million in 2002, 2001 and 2000.
                                                                            (55.5)      (44.4)     (46.9)
                                                                          ------------------------------
Total available-for-sale securities                                          31.8        28.8        6.2
                                                                          ------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of
taxes (benefit) of $4.7 and $(63.4) million in 2002 and 2001)                 8.9      (117.7)       -

Less: reclassification adjustment for gain (losses) included in net income (net of taxes (benefit) of $25.2 million and $(63.9) million
in 2002 and 2001)                                                            46.9      (118.6)       -
                                                                          ------------------------------
Total derivative instruments                                                (38.0)        0.9        -
                                                                          ------------------------------
Net unrealized (depreciation) appreciation  on investments                $  (6.2)    $  29.7    $   6.2
                                                                          ==============================

7.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated using independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                   2002                    2001
                                                           ---------------------------------------------
DECEMBER 31,                                               CARRYING       FAIR     CARRYING      FAIR
(IN MILLIONS)                                               VALUE         VALUE     VALUE        VALUE
--------------------------------------------------------------------------------------------------------
Financial Assets
      Cash and cash equivalents                            $   268.2   $   268.2   $   154.1   $   154.1
      Fixed maturities                                       4,685.1     4,685.1     6,057.1     6,057.1
      Equity securities                                         36.0        36.0        37.1        37.1
      Mortgage loans                                           175.1       186.0       226.6       235.6
      Policy loans                                             361.4       361.4       379.6       379.6
      Derivative instruments                                    44.7        44.7        70.2        70.2
      Company owned life insurance                              67.2        67.2        67.3        67.3
                                                           ---------------------------------------------
                                                           $ 5,637.7   $ 5,648.6   $ 6,992.0   $ 7,001.0
                                                           ---------------------------------------------
Financial Liabilities
      Guaranteed investment contracts                        $ 207.2     $ 220.4   $ 1,100.7   $ 1,174.1
      Derivative instruments                                    24.6        24.6       180.3       180.3
      Supplemental contracts without life contingencies         60.0        60.0        57.3        57.3
      Dividend accumulations                                    87.6        87.6        88.8        88.8
      Other individual contract deposit funds                   58.3        58.3        50.4        50.4
      Other group contract deposit funds                       164.6       173.5       213.4       212.4
      Individual annuity contracts - general account         1,493.0     1,434.6     1,686.2     1,621.3
      Trust instruments supported by funding obligations     1,202.8     1,224.5     1,589.0     1,534.0
                                                           ---------------------------------------------
                                                           $ 3,298.1   $ 3,283.5   $ 4,966.1   $ 4,918.6
                                                           ---------------------------------------------

8.   CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                       2002                  2001
-----------------------------------------------------------------------------------------------------------------
Assets
       Fixed maturities, at fair value (amortized cost of $517.4 and $498.1)  $       542.4         $       504.2
       Mortgage loans                                                                  46.6                  55.7
       Policy loans                                                                   167.4                 182.1
       Cash and cash equivalents                                                        0.3                   9.2
       Accrued investment income                                                       13.1                  14.6
       Deferred policy acquisition costs                                                8.2                  10.4
       Deferred federal income taxes                                                    5.4                   3.4
       Other assets                                                                     4.7                   2.8
                                                                              -----------------------------------
Total assets                                                                  $       788.1         $       782.4
                                                                              -----------------------------------
Liabilities
       Policy liabilities and accruals                                                767.5                 798.2
       Policyholder dividends                                                          57.1                  30.7
       Other liabilities                                                               23.8                   7.0
                                                                              -----------------------------------
Total liabilities                                                             $       848.4         $       835.9
                                                                              -----------------------------------
Excess of Closed Block liabilities over assets designated to the Closed
   Block                                                                      $        60.3         $        53.5
Amounts included in accumulated other comprehensive income:
Net unrealized investment losses, net of deferred federal income tax
   benefits of $5.2 million and $2.3 million                                          (9.6)                  (4.3)
                                                                              -----------------------------------
Maximum future earnings to be recognized from Closed Block assets and
   liabilities                                                                $        50.7         $        49.2
                                                                              ===================================

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2002            2001          2000
-----------------------------------------------------------------------------------------------------------------
Revenues
     Premiums and other income                                            $   46.2        $   47.2       $   49.9
     Net investment income                                                    51.3            54.1           53.6
     Realized investment losses                                               (8.3)           (2.2)          (5.4)
                                                                          ---------------------------------------
Total revenues                                                                89.2            99.1           98.1
                                                                          ---------------------------------------
Benefits and expenses
     Policy benefits                                                          79.4            83.1           89.5
     Policy acquisition expenses                                               2.2             0.6            2.1
     Other operating expenses                                                  0.7             -              0.2
                                                                          ---------------------------------------
Total benefits and expenses                                                   82.3            83.7           91.8
                                                                          ---------------------------------------
Contribution from the Closed Block                                        $    6.9        $   15.4       $    6.3
                                                                          ---------------------------------------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                            2002       2001         2000
----------------------------------------------------------------------------------------------------------------------
Cash flows
       Cash flows from operating activities:
       Contribution from the Closed Block                                              $   6.9    $   15.4     $   6.3
       Adjustment for net realized investment losses                                       8.3         2.2         5.4
       Change in:
          Deferred policy acquisition costs                                                2.2         0.6         2.1
          Policy liabilities and accruals                                                (31.2)      (12.3)      (12.0)
          Other assets                                                                    (0.5)        2.1         5.3
          Expenses and taxes payable                                                       9.6        (0.2)      (10.1)
          Other, net                                                                      (0.8)        0.3        (0.1)
                                                                                       -------------------------------
       Net cash (used in) provided by operating activities                                (5.5)        8.1        (3.1)
       Cash flows from investing activities:
           Sales, maturities and repayments of investments                               176.1       136.8       133.3
           Purchases of investments                                                     (194.2)     (147.2)     (160.3)
           Other, net                                                                     14.7         9.6         9.4
                                                                                       -------------------------------
       Net cash used in investing activities                                              (3.4)       (0.8)      (17.6)
                                                                                       -------------------------------
Net (decrease) increase  in cash and cash equivalents                                     (8.9)        7.3       (20.7)
Cash and cash equivalents, beginning of year                                               9.2         1.9        22.6
                                                                                       -------------------------------
Cash and cash equivalents, end of year                                                 $   0.3    $    9.2     $   1.9
                                                                                       -------------------------------

There were no valuation allowances on mortgage loans at December 31, 2002 and 2001.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.   GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes and ceased its amortization of goodwill. Amortization expense in 2001 and 2000 was $0.3 million and $0.2 million, respectively, net of taxes. In accordance with Statement No. 142, the following table provides (loss) income before the cumulative effect of a change in accounting principle, net (loss) income, and related per-share amounts as of December 31, 2002, 2001, and 2000 as reported and adjusted as if the Company had ceased amortizing goodwill effective
January 1, 2000.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                           2002              2001               2000
----------------------------------------------------------------------------------------------------------------------
   Reported (loss) income before cumulative effect of
   change in accounting principle                                    $   (373.4)       $     39.6          $   126.4
   Goodwill amortization                                                      -               0.3                0.2
                                                                     ----------        ----------          ---------
   Adjusted (loss) income before cumulative effect of
     change in accounting principle                                  $   (373.4)       $     39.9          $   126.6
                                                                     ==========        ==========          =========
   Reported net (loss) income                                        $   (375.0)       $     36.4          $   126.4
   Goodwill amortization                                                      -               0.3                0.2
                                                                     ----------        ----------          ---------
   Adjusted net (loss) income                                        $   (375.0)       $     36.7          $   126.6
                                                                     ==========        ==========          =========

In accordance with the provision of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2002 and determined that no further impairments were required.

10.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                  2002         2001       2000
-----------------------------------------------------------------------------
Federal income tax (benefit) expense
       Current                              $   (28.5)    $  (1.5)    $ (33.8)
       Deferred                                (215.3)      (13.0)       50.1
                                            ---------------------------------
Total                                       $  (243.8)    $ (14.5)    $  16.3
                                            =================================

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2002        2001        2000
----------------------------------------------------------------------------------------------
Expected federal income tax (benefit) expense                $ (216.0)  $      8.8     $  49.9
       Prior years' federal income tax settlement               (11.6)         -           -
       Tax credits                                              (10.8)       (10.8)      (10.3)
       Dividend received deduction                               (7.2)        (8.9)       (6.9)
       Changes in tax estimates for prior years'
       dividend received deduction                                -            -         (13.3)
       Changes in other tax estimates                             1.1         (1.4)       (4.0)
       Other, net                                                 0.7         (2.2)        0.9
                                                             ---------------------------------
Federal income tax (benefit)expense                          $ (243.8)  $    (14.5)    $  16.3
                                                             =================================

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                                            2002       2001
----------------------------------------------------------------------------------------------------------
Deferred tax (asset) liabilities
        Insurance reserves                                                            $ (235.8)  $  (204.2)
        Deferred acquisition costs                                                       286.9       448.5
        Tax credit carryforwards                                                         (61.8)      (53.1)
        Employee benefit plans                                                           (72.4)      (58.3)
        Loss carryforwards                                                               (82.1)      (58.8)
        Discontinued operations                                                          (22.4)      (20.2)
        Software capitalization                                                            6.7        11.6
        Investments, net                                                                 (19.0)      (33.4)
        Restructuring reserve                                                             (3.8)       (0.3)
        Other, net                                                                        (8.7)       (7.1)
                                                                                      --------------------
Deferred tax (asset) liability, net                                                   $ (212.4)  $    24.7
                                                                                      ====================

Gross deferred income tax assets totaled $817.2 million and $972.8 million at December 31, 2002 and 2001, respectively. Gross deferred income tax liabilities totaled approximately $604.8 million and $997.5 million at December 31, 2002 and 2001, respectively.

The Company believes, based on its tax sharing agreement and AFC's earnings history and its future expectations, that AFC's taxable income from the non-life insurance subgroup in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2002, there are available alternative minimum tax credit carryforwards, low income housing credit carryforwards and certain other tax credit carryforwards of $1.9 million, $49.2 million and $10.7 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the low income housing credit carryforwards will expire beginning in 2018. The Company also has net operating loss carryforwards of $234.6 million expiring in 2016.

The Company's federal income tax returns are routinely audited by the IRS , and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") consolidated group's federal income tax returns through 1994. Certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

11.  PENSION PLANS

AFC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. The allocation was based on 3.0%, 5.0% and 7.0% of each covered employee's eligible salary for 2002, 2001 and 2000 respectively. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2002        2001       2000
-------------------------------------------------------------------------------------------
Service cost - benefits earned during the year              $  11.1     $  14.7     $  18.5
Interest cost                                                  32.6        30.9        28.6
Expected return on plan assets                                (33.4)      (39.6)      (43.1)
Recognized net actuarial loss (gain)                           11.3        (0.4)      (11.2)
Amortization of transition asset                               (2.2)       (2.2)       (2.2)
Amortization of prior service cost                             (2.6)       (3.1)       (3.1)
Curtailment loss and special termination benefits               5.4         -           -
                                                            -------------------------------
     Net periodic pension cost (benefit)                    $  22.2      $  0.3   $  ( 12.5)
                                                            ===============================

The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the AFS restructuring (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the aforementioned AFS restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The Company allocated approximately $14.1 million, $0.2 million and $(6.5) million of the net periodic pension cost (benefit) to its affiliated companies in 2002, 2001 and 2000, respectively.

The following table summarizes the status of the plans. At December 31, 2002 and 2001, the projected benefit obligations exceeded the plans' assets. During the 2002 and 2001, the Company recorded increases in its minimum pension liability related to its pension plans of $43.8 million and $23.9 million, respectively. This is reflected as an adjustment to accumulated other comprehensive income and is primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. This liability resulted primarily from a decrease in the market value of assets held by the plan due to a general decline in the equity markets.

DECEMBER 31,
(IN MILLIONS)                                                                             2002       2001
-----------------------------------------------------------------------------------------------------------
Change in benefit obligations:
       Projected benefit obligation,  beginning of year                                $  483.2    $  450.9
       Service cost - benefits earned during the year                                      11.1        14.7
       Interest cost                                                                       32.6        30.9
       Actuarial losses                                                                    28.6        12.4
       Benefits paid                                                                      (30.1)      (25.7)
                                                                                       --------------------
             Projected benefit obligation, end of year                                    525.4       483.2
                                                                                       --------------------
Change in plan assets:
       Fair value of plan assets, beginning of year                                       364.3       441.5
       Actual return on plan assets                                                       (65.2)      (51.5)
       Benefits paid                                                                      (30.1)      (25.7)
                                                                                       --------------------
             Fair value of plan assets, end of year                                       269.0       364.3
                                                                                       --------------------
       Funded status of the plan                                                         (256.4)     (118.9)
       Unrecognized transition obligation                                                 (15.0)      (17.2)
       Unamortized prior service cost                                                      (3.5)       (1.7)
       Unrecognized net actuarial gains                                                    26.3        27.6
                                                                                       --------------------
             Net pension liability                                                     $ (248.6)   $ (110.2)
                                                                                       ====================

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $4.7 million and $6.1 million in 2002 and 2001, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 6.25% and 6.88% in 2002 and 2001, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2002 and 2001. For 2003, the projected benefit obligation will be based on a weighted average discount rate and assumed long-term rate of return on plan assets of 6.25% and 8.5%, respectively. The actuarial present value of the projected benefit obligations is determined using assumed rates of increase in future compensation levels of 4.0% for 2003, 2002 and 2001. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2002 and 2001, with a market value of $8.0 million and $35.5 million, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2002, 2001 and 2000, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.0 million, $5.7 million, and $6.1 million in 2002, 2001 and 2000, respectively. The Company allocated approximately $3.2 million and $3.6 million of the 401(k) expense to its affiliated companies in 2002 and 2001 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 2002, 2001, and 2000 was $3.1 million, $3.3 million, and $3.2 million, respectively. There will be no future agent or employer contributions to this plan due to the termination of all agent contracts as of December 31, 2002 pursuant to the AFS restructuring (see Note 4 - Significant Transactions).

12.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC.

Generally, active employees and agents become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                                             2002       2001
-------------------------------------------------------------------------------------------------------------
   Change in benefit obligations:
      Accumulated postretirement benefit obligation, beginning of year                   $   77.2     $  75.5
      Service cost                                                                            2.2         2.3
      Interest cost                                                                           5.0         4.9
      Actuarial losses (gains)                                                                4.7        (1.2)
      Benefits paid                                                                          (4.2)       (4.3)
      Curtailment gain and special termination benefits                                      (9.0)        -
                                                                                         --------------------
           Accumulated postretirement benefit obligation, end of year                        75.9        77.2
                                                                                         --------------------
   Fair value of plan assets, end of year                                                     -           -
                                                                                         --------------------
   Funded status of the plan                                                                (75.9)      (77.2)
   Unamortized prior service cost                                                            (2.8)       (5.4)
   Unrecognized net actuarial gains                                                          (6.0)       (8.4)
                                                                                         --------------------
        Accumulated postretirement benefit costs                                         $  (84.7)    $ (91.0)
                                                                                         ====================

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                  2002        2001       2000
-----------------------------------------------------------------------------------------------------------
   Service cost                                                              $   2.2      $  2.3     $  1.9
   Interest cost                                                                 5.0         4.9        4.9
   Recognized net actuarial gain                                                (0.3)       (0.4)      (0.5)
   Amortization of prior service cost                                           (2.2)       (2.2)      (2.2)
   Curtailment gain and special termination benefits                            (6.8)        -          -
                                                                             ------------------------------
   Net periodic postretirement (benefit) cost                                $  (2.1)     $  4.6     $  4.1
                                                                             ==============================

The company allocated approximately $(1.3) million, $2.9 million and $2.1 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2002, 2001 and 2000 respectively.

As a result of the AFS restructuring in 2002 (see Note 4 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $2.4 million and $3.2 million in 2002 and 2001, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2002, health care costs were assumed to increase 9.0% in 2003, declining thereafter until the ultimate rate of 5.0% is reached in 2010 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2002 by $3.5 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2002 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2002 by $3.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2002 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.25%, and 6.88% at December 31, 2002 and 2001, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 4.0% for FAFLIC agents.

13.  DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts' laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Insurance Commissioner to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $197.2 million at December 31, 2002. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $481.9 million at December 31, 2002 for AFLIAC. The Company Action Level is the first level in which Massachusetts Insurance Commissioner would mandate regulatory involvement based upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. No dividends were declared by FAFLIC or AFLIAC to their parent during 2002, 2001, and 2000. AFLIAC and FAFLIC cannot pay dividends to their parent without prior approval from the Commissioner for the foreseeable future.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducts business principally in three operating segments. These segments are Risk Management, Allmerica Financial Services, and Allmerica Asset Management. In accordance with Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Risk Management Segment includes the Company's discontinued operations (see
Note 3 - Discontinued Operations).

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. Prior to September 30, 2002, the Allmerica Financial Services segment manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. On September 27, 2002, the Company announced plans to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products.

After September 30, 2002, the AFS business consists of two components. First, the segment includes its independent broker dealer, VeraVest Investments, Inc., formerly "Allmerica Investments, Inc.", ("VeraVest"), which distributes third-party investment and insurance products. The Company has entered into agreements with leading investment product and insurance providers and is seeking additional alliances whereby these providers would compensate the Company for non-proprietary product sales by VeraVest's registered representatives. Second, this segment will retain and service existing variable annuity and variable universal life accounts, as well as its remaining traditional life and group retirement accounts, which were issued by its life insurance subsidiaries, AFLIAC and FAFLIC.

Through its Allmerica Asset Management segment, prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts, with short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. Declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during the fourth quarter of 2002 (see Note 4 -Significant Transactions).

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment (loss) income is determined by adjusting net income for net realized investment gains and losses, including certain gains or losses on derivative instruments, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Also, segment (loss) income excludes net gains and losses on disposals of businesses, discontinued operations, restructuring and reorganization costs, extraordinary items, the cumulative effect of accounting changes and certain other items, which in each case, are neither normal nor recurring. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment (loss) income enhances understanding of the Company's results of operations by highlighting net (loss) income attributable to the normal, recurring operations of the business. However, segment (loss) income should not be construed as a substitute for net (loss) income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                        2002          2001           2000
----------------------------------------------------------------------------------------------------------
Segment revenues:
         Asset Accumulation
             Allmerica Financial Services                        $      840.1  $      816.4    $     858.1
             Allmerica Asset Management                                  99.7         143.5          137.7
                                                                 -----------------------------------------
             Total segment revenues including Closed Block              939.8         959.9          995.8
                                                                 -----------------------------------------
         Adjustment to segment revenues:
                  Net realized losses                                  (137.7)        (86.6)         (67.8)
                                                                 -----------------------------------------
             Total revenues                                      $      802.1  $      873.3    $     928.0
                                                                 =========================================
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                        2002          2001           2000
----------------------------------------------------------------------------------------------------------
Segment (loss) income before income taxes and minority interest:
         Asset Accumulation
             Allmerica Financial Services                        $     (594.5)   $    147.5   $      224.5
             Allmerica Asset Management                                  13.8          15.9           17.3
                                                                 -----------------------------------------
                      Subtotal                                         (580.7)        163.4          241.8
                                                                 -----------------------------------------
         Corporate                                                      (23.0)        (23.7)         (25.2)
                                                                 -----------------------------------------
             Segment income before income taxes and
             minority interest                                         (603.7)        139.7          216.6
                                                                 -----------------------------------------
         Adjustments to segment income:
             Net realized investment losses, net of amortization       (112.8)        (87.1)         (62.9)
             Gain from retirement of trust instruments
             supported by funding obligations                           102.6           -              -
             Loss from sale of universal life business                  (31.3)          -              -
             Sales practice litigation                                    2.5           7.7            -
             Restructuring costs                                        (14.8)          -            (11.0)
             Gains (Losses) on derivative instruments                    40.3         (35.2)           -
                                                                 -----------------------------------------
         (Loss) income before taxes and minority interest        $     (617.2) $      25.1     $    142.7
                                                                 =========================================

DECEMBER 31,
(IN MILLIONS)                                              2002          2001          2002         2001
----------------------------------------------------------------------------------------------------------
                                                         IDENTIFIABLE ASSETS        DEFERRED ACQUISITION
                                                                                            COSTS
         Risk Management (1)                           $    276.2   $    383.5     $      2.9   $      3.2
         Asset Accumulation
             Allmerica Financial Services                18,951.9     21,120.2        1,027.2      1,585.2
             Allmerica Asset Management                   1,449.7      2,823.8            -            -
                                                       ---------------------------------------------------
                  Total                                $ 20,677.8   $ 24,327.5     $  1,030.1   $  1,588.4
                                                       ===================================================

(1) Consists of assets related to the Company's discontinued operations of $276.2 million and $383.5 million at December 31, 2002 and 2001, respectively.

15.  LEASE COMMITMENTS

Rental expenses for operating leases amounted to $11.3, $11.4 million and $11.7 million in 2002, 2001 and 2000, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2002, future minimum rental payments under non-cancelable operating leases were approximately $35.8 million, payable as follows: 2003 - $14.3 million; 2004 - $9.6 million; 2005 - $6.0 million; 2006 - $3.5 million; $2.4 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments may not be less than the amounts shown for 2003.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of the Company's fixed universal life business (see Note 4 - Significant Transactions). Reinsurance recoverables related to this agreement were $648.4 million at December 31, 2002. This balance represents approximately 64.6% of the Company's reinsurance recoverables at December 31, 2002.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                               2002         2001        2000
-------------------------------------------------------------------------------------------------------------
Life and accident and health insurance premiums:
       Direct                                                           $      84.2  $      86.5  $      92.3
       Assumed                                                                  0.6          0.7          0.7
       Ceded                                                                  (36.7)       (38.2)       (41.0)
                                                                        -------------------------------------
Net premiums                                                            $      48.1  $      49.0  $      52.0
                                                                        =====================================
Life and accident and health insurance and other individual
policy benefits, claims,
Losses and loss adjustment expenses:
       Direct                                                           $    541.8   $     460.1  $     453.7
       Assumed                                                                 6.1           0.3          0.3
       Ceded                                                                 (62.3)        (46.1)       (35.1)
                                                                        -------------------------------------
Net policy benefits, claims, losses and loss adjustment expenses        $    485.6   $     414.3  $     418.9
                                                                        =====================================

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                           2002          2001           2000
------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                        $    1,588.4   $  1,424.3      $ 1,232.6
       Acquisition expenses deferred                                       269.2        275.2          294.3
       Amortized to expense during the year                               (496.9)       (77.5)         (83.4)
       Impairment of DAC  asset related to annuity business               (159.0)         -              -
       Amortization related to sale of universal life insurance
       business                                                           (155.9)         -              -
       Adjustment to equity during the year                                (15.7)        (2.0)         (19.2)
       Adjustment for commission buyout program                              -          (31.6)           -
                                                                    ----------------------------------------
Balance at end of year                                              $    1,030.1   $  1,588.4      $ 1,424.3
                                                                    ----------------------------------------

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products. As a result, the Company determined that the DAC asset related to one distribution channel for its annuity business exceeded the present value of its total expected gross profits. Therefore, the Company recognized a permanent impairment of its DAC asset of $159.0 million related to this item. Additionally, the Company recognized approximately $203 million of additional amortization related to the impact of the equity market on future gross profits of the Company's life insurance and annuity products and approximately $200 million of additional amortization related to the changes in several actuarial estimates related to the Company's life insurance and annuity products. Also, in 2002, the Company recognized a permanent impairment related to its universal life DAC asset by $155.9 million due to the sale of that business.

During 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations as adjustments to losses and LAE in the year such changes are determined to be needed. Often these adjustments are recognized in periods subsequent to the period in which the underlying loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable on the financial results of the Company.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $434.8 million, $463.5 million and $519.3 million at December 31, 2002, 2001 and 2000, respectively. Reinsurance recoverables related to this business were $329.3 million, $343.0 million and $335.9 million in 2002, 2001 and 2000, respectively. The decreases in 2002 and 2001 were primarily attributable to the continued run-off of the group accident and health business. Also, the decrease in 2000 was impacted by the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. The Company recognized pre-tax benefits of $2.5 million and $7.7 million in 2002 and 2001, respectively, resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements.

20.  RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $350.6 million, $339.5 million and $300.3 million in 2002, 2001 and 2000 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $95.4 million and $87.3 million at December 31, 2002 and 2001, respectively.

In accordance with the above agreement, FAFLIC has allocated a $40.9 million minimum pension liability to its affiliates as of December 31, 2001.

In December 2001, AFC declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in February 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

21.  STATUTORY FINANCIAL INFORMATION

The Company's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001, the Company's insurance subsidiaries adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount total capital and surplus would have been had the accounting principles been applied retroactively for all prior periods. The adjustment reflected by the life and health insurance subsidiaries included an increase in surplus of $49.7 related to the establishment of deferred tax assets and the change in valuation of pension liabilities. Reductions in surplus reflected by the life and health insurance subsidiaries totaled $4.7 million and resulted from the change in valuations of post-employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                           2002          2001        2000
---------------------------------------------------------------------------------------
Statutory Net Income (Combined)
       Life and Health Companies                      $ (296.0)      $(44.9)     $(43.6)

Statutory Shareholder's Surplus (Combined)
       Life and Health Companies                      $  427.1       $377.9      $528.5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Inheiritage Separate Account of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Inheiritage Separate Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

March 28, 2003

INHEIRITAGE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

                                                                                                             AIT            AIT
                                                     AIT            AIT          AIT           AIT          SELECT         SELECT
                                                     CORE          EQUITY     GOVERNMENT      MONEY       AGGRESSIVE       CAPITAL
                                                    EQUITY         INDEX         BOND         MARKET        GROWTH      APPRECIATION
                                                   SERVICE        SERVICE      SERVICE       SERVICE       SERVICE         SERVICE
                                                    SHARES         SHARES       SHARES        SHARES        SHARES         SHARES
                                                  ----------    -----------   ----------    ----------    -----------    ----------
ASSETS:
Investments in shares of the Underlying Funds,
  at market value                                 $4,784,520    $ 6,891,105   $2,611,378    $9,560,013    $ 4,940,357    $3,964,427
                                                  ----------    -----------   ----------    ----------    -----------    ----------
    Total assets                                   4,784,520      6,891,105    2,611,378     9,560,013      4,940,357     3,964,427

LIABILITIES:                                            --             --           --            --             --            --
                                                  ----------    -----------   ----------    ----------    -----------    ----------
    Net assets                                    $4,784,520    $ 6,891,105   $2,611,378    $9,560,013    $ 4,940,357    $3,964,427
                                                  ==========    ===========   ==========    ==========    ===========    ==========

NET ASSET DISTRIBUTION BY CATEGORY:
  Variable life policies                          $4,784,520    $ 6,891,105   $2,611,378    $9,560,013    $ 4,940,357    $3,964,427
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company (Sponsor)        --             --           --            --             --            --
                                                  ----------    -----------   ----------    ----------    -----------    ----------
                                                  $4,784,520    $ 6,891,105   $2,611,378    $9,560,013    $ 4,940,357    $3,964,427
                                                  ==========    ===========   ==========    ==========    ===========    ==========

Investments in shares of the Underlying Funds,
  at cost                                         $8,969,504    $10,476,649   $2,536,745    $9,560,013    $10,843,201    $4,670,344
Underlying Fund shares held                        3,861,598      3,544,807    2,310,954     9,560,013      5,550,963     2,606,461

Units outstanding and net asset value per unit:
    Units outstanding, December 31, 2002           2,851,051      3,636,335    1,633,267     6,984,219      4,642,874     2,111,095
    Net asset value per unit, December 31, 2002   $ 1.678160    $  1.895069   $ 1.598868    $ 1.368802    $  1.064073    $ 1.877901


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                                                                AIT          AIT
                                                       AIT           AIT                          AIT          SELECT       SELECT
                                                      SELECT        SELECT         AIT           SELECT      INVESTMENT   INVESTMENT
                                                     EMERGING       GROWTH        SELECT     INTERNATIONAL     GRADE         GRADE
                                                     MARKETS      AND INCOME      GROWTH         EQUITY       INCOME**     INCOME***
                                                     SERVICE       SERVICE       SERVICE        SERVICE       SERVICE       SERVICE
                                                      SHARES        SHARES        SHARES         SHARES        SHARES       SHARES
                                                    ----------    ----------    -----------    ----------    ----------    --------
ASSETS:
Investments in shares of the Underlying Funds,
  at market value                                   $  808,108    $4,473,931    $ 5,942,668    $5,596,161    $3,843,909   $ 759,173
                                                    ----------    ----------    -----------    ----------    ----------   ---------
    Total assets                                       808,108     4,473,931      5,942,668     5,596,161     3,843,909     759,173

LIABILITIES:                                              --            --             --            --            --          --
                                                    ----------    ----------    -----------    ----------    ----------   ---------
    Net assets                                      $  808,108    $4,473,931    $ 5,942,668    $5,596,161    $3,843,909   $ 759,173
                                                    ==========    ==========    ===========    ==========    ==========   =========

NET ASSET DISTRIBUTION BY CATEGORY:
  Variable life policies                            $  808,108    $4,473,931    $ 5,942,668    $5,596,161    $3,843,909   $ 759,173
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company (Sponsor)          --            --             --            --            --          --
                                                    ----------    ----------    -----------    ----------    ----------   ---------
                                                    $  808,108    $4,473,931    $ 5,942,668    $5,596,161    $3,843,909   $ 759,173
                                                    ==========    ==========    ===========    ==========    ==========   =========

Investments in shares of the Underlying Funds,
  at cost                                           $  936,107    $7,134,509    $10,657,158    $7,230,875    $3,741,454   $ 745,496
Underlying Fund shares held                          1,266,627     4,815,857      5,217,443     6,402,930     3,389,690     669,465

Units outstanding and net asset value per unit:
    Units outstanding, December 31, 2002             1,288,941     3,066,819      4,010,030     4,747,659     2,300,318     543,502
    Net asset value per unit, December 31, 2002     $ 0.626955    $ 1.458818    $  1.481951    $ 1.178720    $ 1.671034   $1.396816


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                       AIT            AIT             AIT
                                                      SELECT         SELECT          SELECT
                                                    STRATEGIC      STRATEGIC         VALUE      AIM V.I.     ALLIANCE      ALLIANCE
                                                      GROWTH         INCOME       OPPORTUNITY  AGGRESSIVE     GROWTH       PREMIER
                                                     SERVICE        SERVICE         SERVICE      GROWTH     AND INCOME     GROWTH
                                                      SHARES         SHARES          SHARES      SERIES I    CLASS B       CLASS B
                                                    ----------     ----------     ----------     -------     --------     ----------
ASSETS:
Investments in shares of the Underlying Funds,
  at market value                                   $  686,043     $  524,855     $4,753,903   $  32,646    $  93,930     $  718,842
                                                    ----------     ----------     ----------   ---------    ---------     ----------
    Total assets                                       686,043        524,855      4,753,903      32,646       93,930        718,842

LIABILITIES:                                              --             --             --          --           --             --
                                                    ----------     ----------     ----------   ---------    ---------     ----------
    Net assets                                      $  686,043     $  524,855     $4,753,903   $  32,646    $  93,930     $  718,842
                                                    ==========     ==========     ==========   =========    =========     ==========

NET ASSET DISTRIBUTION BY CATEGORY:
  Variable life policies                            $  686,043     $  524,855     $4,753,903   $  31,327    $  93,930     $  718,842
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company (Sponsor)          --             --             --         1,319         --             --
                                                    ----------     ----------     ----------   ---------    ---------     ----------
                                                    $  686,043     $  524,855     $4,753,903   $  32,646    $  93,930     $  718,842
                                                    ==========     ==========     ==========   =========    =========     ==========

Investments in shares of the Underlying Funds,
  at cost                                           $1,545,545     $  517,048     $5,417,260   $  37,596    $ 114,463     $  921,418
Underlying Fund shares held                          2,648,816        481,961      3,196,976       3,905        5,696         41,576

Units outstanding and net asset value per unit:
    Units outstanding, December 31, 2002             2,684,219        469,856      2,305,628      49,492      131,820      1,227,539
    Net asset value per unit, December 31, 2002     $ 0.255584     $ 1.117055     $ 2.061869   $0.659626    $0.712559     $ 0.585596


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                  DELAWARE
                                                     VIP                                                                   FIDELITY
                                                INTERNATIONAL    FIDELITY       FIDELITY      FIDELITY       FIDELITY       VIP II
                                                    VALUE          VIP            VIP            VIP           VIP          ASSET
                                                  EQUITY (a)   EQUITY-INCOME     GROWTH      HIGH INCOME     OVERSEAS      MANAGER
                                                 -----------    -----------    -----------    ----------    ----------    ----------
ASSETS:
Investments in shares of the Underlying Funds,
  at market value                                $ 1,485,649    $11,037,408    $ 7,913,246    $3,457,288    $1,104,959    $1,207,556
                                                 -----------    -----------    -----------    ----------    ----------    ----------
    Total assets                                   1,485,649     11,037,408      7,913,246     3,457,288     1,104,959     1,207,556

LIABILITIES:                                            --             --             --            --            --            --
                                                 -----------    -----------    -----------    ----------    ----------    ----------
    Net assets                                   $ 1,485,649    $11,037,408    $ 7,913,246    $3,457,288    $1,104,959    $1,207,556
                                                 ===========    ===========    ===========    ==========    ==========    ==========

NET ASSET DISTRIBUTION BY CATEGORY:
  Variable life policies                         $ 1,485,649    $11,037,408    $ 7,913,246    $3,457,288    $1,104,959    $1,207,556
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company (Sponsor)        --             --             --            --            --            --
                                                 -----------    -----------    -----------    ----------    ----------    ----------
                                                 $ 1,485,649    $11,037,408    $ 7,913,246    $3,457,288    $1,104,959    $1,207,556
                                                 ===========    ===========    ===========    ==========    ==========    ==========

Investments in shares of the Underlying Funds,
  at cost                                        $ 1,598,076    $13,486,998    $13,053,314    $3,742,416    $1,523,172    $1,463,077
Underlying Fund shares held                          128,628        607,787        337,596       583,017       100,634        94,710

Units outstanding and net asset value per unit:
    Units outstanding, December 31, 2002           1,136,273      5,715,322      4,342,766     3,229,797     1,116,564       771,039
    Net asset value per unit, December 31, 2002  $  1.307476    $  1.931196    $  1.822167    $ 1.070435    $ 0.989607    $ 1.566140


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                     FT VIP
                                                    FRANKLIN                     FT VIP                     JANUS
                                                   LARGE CAP       FT VIP        MUTUAL      INVESCO        ASPEN         T. ROWE
                                                     GROWTH       FRANKLIN       SHARES        VIF          GROWTH         PRICE
                                                   SECURITIES    SMALL CAP     SECURITIES     HEALTH        SERVICE    INTERNATIONAL
                                                    CLASS 2       CLASS 2       CLASS 2      SCIENCES       SHARES         STOCK
                                                    --------     ----------     --------     --------     ----------     ----------
ASSETS:
Investments in shares of the Underlying Funds,
  at market value                                  $ 133,737     $  943,556     $ 82,997    $ 244,802     $  712,590     $2,463,646
                                                   ---------     ----------     --------    ---------     ----------     ----------
    Total assets                                     133,737        943,556       82,997      244,802        712,590      2,463,646

LIABILITIES:                                            --             --           --           --             --             --
                                                   ---------     ----------     --------    ---------     ----------     ----------
    Net assets                                     $ 133,737     $  943,556     $ 82,997    $ 244,802     $  712,590     $2,463,646
                                                   =========     ==========     ========    =========     ==========     ==========

NET ASSET DISTRIBUTION BY CATEGORY:
  Variable life policies                           $ 133,737     $  943,556     $ 81,280    $ 244,802     $  712,590     $2,463,646
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company (Sponsor)        --             --          1,717         --             --             --
                                                   ---------     ----------     --------    ---------     ----------     ----------
                                                   $ 133,737     $  943,556     $ 82,997    $ 244,802     $  712,590     $2,463,646
                                                   =========     ==========     ========    =========     ==========     ==========

Investments in shares of the Underlying Funds,
  at cost                                          $ 156,351     $1,155,862     $ 90,320    $ 293,211     $  927,253     $2,987,814
Underlying Fund shares held                           12,158         74,296        6,905       17,804         49,212        266,053

Units outstanding and net asset value per unit:
    Units outstanding, December 31, 2002             201,486      1,439,544       96,695      321,634      1,249,593      2,634,592
    Net asset value per unit, December 31, 2002    $0.663754     $ 0.655455    $0.858343    $0.761120     $ 0.570258     $ 0.935115


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                           AIT             AIT
                                                   AIT             AIT            AIT         AIT         SELECT          SELECT
                                                   CORE           EQUITY       GOVERNMENT    MONEY      AGGRESSIVE        CAPITAL
                                                  EQUITY          INDEX           BOND       MARKET       GROWTH        APPRECIATION
                                                  SERVICE         SERVICE        SERVICE     SERVICE      SERVICE         SERVICE
                                                  SHARES          SHARES         SHARES      SHARES       SHARES          SHARES
                                                -----------     -----------     --------    --------    -----------     -----------
INVESTMENT INCOME:
  Dividends                                     $    47,238     $    95,113     $ 65,844    $128,485    $      --       $      --
                                                -----------     -----------     --------    --------    -----------     -----------

EXPENSES:
  Mortality and expense risk fees                    51,052          70,112       14,085      71,665         53,837          39,335
  Administrative expense fees                        14,181          19,475        3,913      19,907         14,955          10,926
                                                -----------     -----------     --------    --------    -----------     -----------
    Total expenses                                   65,233          89,587       17,998      91,572         68,792          50,261
                                                -----------     -----------     --------    --------    -----------     -----------
    Net investment income (loss)                    (17,995)          5,526       47,846      36,913        (68,792)        (50,261)
                                                -----------     -----------     --------    --------    -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors                                           --           516,275         --          --             --              --
  Net realized gain (loss) from sales of
    investments                                    (719,047)       (530,263)      15,536        --       (1,010,884)        (85,828)
                                                -----------     -----------     --------    --------    -----------     -----------
    Net realized gain (loss)                       (719,047)        (13,988)      15,536        --       (1,010,884)        (85,828)
  Net unrealized gain (loss)                       (896,582)     (2,100,723)      53,816        --       (1,080,726)       (989,572)
                                                -----------     -----------     --------    --------    -----------     -----------
    Net realized and unrealized gain (loss)      (1,615,629)     (2,114,711)      69,352        --       (2,091,610)     (1,075,400)
                                                -----------     -----------     --------    --------    -----------     -----------
    Net increase (decrease) in net assets
      from operations                           $(1,633,624)    $(2,109,185)    $117,198    $ 36,913    $(2,160,402)    $(1,125,661)
                                                ===========     ===========     ========    ========    ===========     ===========


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                                                                             AIT
                                                 AIT           AIT                           AIT                           SELECT
                                               SELECT        SELECT           AIT           SELECT            AIT         INVESTMENT
                                              EMERGING       GROWTH          SELECT     INTERNATIONAL   INVESTMENT GRADE    GRADE
                                               MARKETS     AND INCOME        GROWTH         EQUITY          INCOME**       INCOME***
                                               SERVICE       SERVICE        SERVICE        SERVICE          SERVICE        SERVICE
                                               SHARES        SHARES          SHARES         SHARES          SHARES         SHARES
                                              ---------    -----------    -----------    -----------      ----------      ---------
INVESTMENT INCOME:
  Dividends                                   $   3,104    $    35,907    $    12,071    $   102,738       $186,516        $32,299
                                              ---------    -----------    -----------    -----------       --------        -------
EXPENSES:
  Mortality and expense risk fees                 7,753         46,723         63,290         55,900         31,402          5,437
  Administrative expense fees                     2,154         12,979         17,581         15,528          8,722          1,511
                                              ---------    -----------    -----------    -----------       --------        -------
    Total expenses                                9,907         59,702         80,871         71,428         40,124          6,948
                                              ---------    -----------    -----------    -----------       --------        -------
    Net investment income (loss)                 (6,803)       (23,795)       (68,800)        31,310        146,392         25,351
                                              ---------    -----------    -----------    -----------       --------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors                                       --             --             --           58,835           --             --
  Net realized gain (loss) from sales of
    investments                                 (30,479)      (467,649)      (709,231)    (1,454,663)         9,124          2,010
                                              ---------    -----------    -----------    -----------       --------        -------
    Net realized gain (loss)                    (30,479)      (467,649)      (709,231)    (1,395,828)         9,124          2,010
  Net unrealized gain (loss)                    (82,750)    (1,124,250)    (1,641,103)        (2,577)        81,235         12,960
                                              ---------    -----------    -----------    -----------       --------        -------
    Net realized and unrealized gain (loss)    (113,229)    (1,591,899)    (2,350,334)    (1,398,405)        90,359         14,970
                                              ---------    -----------    -----------    -----------       --------        -------
    Net increase (decrease) in net assets
      from operations                         $(120,032)   $(1,615,694)   $(2,419,134)   $(1,367,095)      $236,751        $40,321
                                              =========    ===========    ===========    ===========       ========        =======


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

                                                     AIT           AIT           AIT
                                                   SELECT        SELECT        SELECT
                                                  STRATEGIC     STRATEGIC       VALUE         AIM V.I.     ALLIANCE      ALLIANCE
                                                   GROWTH        INCOME      OPPORTUNITY     AGGRESSIVE     GROWTH       PREMIER
                                                   SERVICE       SERVICE       SERVICE         GROWTH     AND INCOME      GROWTH
                                                   SHARES        SHARES         SHARES        SERIES I     CLASS B       CLASS B
                                                  ---------      -------     -----------     ---------    ----------     ---------
INVESTMENT INCOME:
  Dividends                                       $    --        $11,986     $    32,542      $  --        $    333      $    --
                                                  ---------      -------     -----------      -------      --------      ---------
EXPENSES:

  Mortality and expense risk fees                     7,661        3,001          44,753          236           729          5,458
  Administrative expense fees                         2,128          833          12,431           66           203          1,516
                                                  ---------      -------     -----------      -------      --------      ---------
    Total expenses                                    9,789        3,834          57,184          302           932          6,974
                                                  ---------      -------     -----------      -------      --------      ---------
    Net investment income (loss)                     (9,789)       8,152         (24,642)        (302)         (599)        (6,974)
                                                  ---------      -------     -----------      -------      --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors                                           --          5,675         470,265         --           2,046           --
  Net realized gain (loss) from sales of
    investments                                    (190,584)       1,030         (31,450)      (2,340)       (2,119)       (14,825)
                                                  ---------      -------     -----------      -------      --------      ---------
    Net realized gain (loss)                       (190,584)       6,705         438,815       (2,340)          (73)       (14,825)
  Net unrealized gain (loss)                       (374,246)      12,008      (1,390,295)      (1,743)      (21,064)      (202,974)
                                                  ---------      -------     -----------      -------      --------      ---------
    Net realized and unrealized gain (loss)        (564,830)      18,713        (951,480)      (4,083)      (21,137)      (217,799)
                                                  ---------      -------     -----------      -------      --------      ---------
    Net increase (decrease) in net assets
      from operations                             $(574,619)     $26,865     $  (976,122)     $(4,385)     $(21,736)     $(224,773)
                                                  =========      =======     ===========      =======      ========      =========


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.


                                                DELAWARE
                                                   VIP                                                                     FIDELITY
                                              INTERNATIONAL    FIDELITY        FIDELITY       FIDELITY       FIDELITY       VIP II
                                                  VALUE           VIP             VIP            VIP           VIP           ASSET
                                               EQUITY (a)    EQUITY-INCOME      GROWTH       HIGH INCOME     OVERSEAS       MANAGER
                                               -----------    -----------     -----------    -----------     ---------     ---------
INVESTMENT INCOME:
  Dividends                                     $ 119,516     $   192,897     $    23,888     $ 316,919     $  10,860     $  46,761
                                                ---------     -----------     -----------     ---------     ---------     ---------

EXPENSES:
  Mortality and expense risk fees                  14,483         105,360          86,471        27,862        12,237        10,889
  Administrative expense fees                       4,024          29,266          24,020         7,740         3,400         3,024
                                                ---------     -----------     -----------     ---------     ---------     ---------
    Total expenses                                 18,507         134,626         110,491        35,602        15,637        13,913
                                                ---------     -----------     -----------     ---------     ---------     ---------
    Net investment income (loss)                  101,009          58,271         (86,603)      281,317        (4,777)       32,848
                                                ---------     -----------     -----------     ---------     ---------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors                                         --           262,554            --            --            --            --
  Net realized gain (loss) from sales of
    investments                                  (126,058)       (147,383)       (761,065)     (662,117)     (495,559)      (39,461)
                                                ---------     -----------     -----------     ---------     ---------     ---------
    Net realized gain (loss)                     (126,058)        115,171        (761,065)     (662,117)     (495,559)      (39,461)
  Net unrealized gain (loss)                     (125,021)     (2,481,902)     (2,801,317)      478,408       198,661      (114,530)
                                                ---------     -----------     -----------     ---------     ---------     ---------
    Net realized and unrealized gain (loss)      (251,079)     (2,366,731)     (3,562,382)     (183,709)     (296,898)     (153,991)
                                                ---------     -----------     -----------     ---------     ---------     ---------
    Net increase (decrease) in net assets
      from operations                           $(150,070)    $(2,308,460)    $(3,648,985)    $  97,608     $(301,675)    $(121,143)
                                                =========     ===========     ===========     =========     =========     =========


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                   FT VIP
                                                  FRANKLIN                     FT VIP                      JANUS
                                                  LARGE CAP      FT VIP        MUTUAL       INVESCO        ASPEN          T. ROWE
                                                   GROWTH       FRANKLIN       SHARES         VIF         GROWTH           PRICE
                                                 SECURITIES     SMALL CAP    SECURITIES     HEALTH        SERVICE      INTERNATIONAL
                                                   CLASS 2       CLASS 2       CLASS 2      SCIENCES       SHARES          STOCK
                                                  --------      ---------     ---------     --------      ---------     -----------
INVESTMENT INCOME:
  Dividends                                       $    902      $   2,115      $   283      $   --        $    --        $  26,517
                                                  --------      ---------      -------      --------      ---------      ---------

EXPENSES:
  Mortality and expense risk fees                    1,031          7,590          432         1,920          6,265         24,575
  Administrative expense fees                          287          2,109          120           534          1,741          6,827
                                                  --------      ---------      -------      --------      ---------      ---------
    Total expenses                                   1,318          9,699          552         2,454          8,006         31,402
                                                  --------      ---------      -------      --------      ---------      ---------
    Net investment income (loss)                      (416)        (7,584)        (269)       (2,454)        (8,006)        (4,885)
                                                  --------      ---------      -------      --------      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors                                          --             --            701          --             --            2,652
  Net realized gain (loss) from sales of
    investments                                     (9,191)       (31,688)        (161)      (10,532)       (25,724)      (638,848)
                                                  --------      ---------      -------      --------      ---------      ---------
    Net realized gain (loss)                        (9,191)       (31,688)         540       (10,532)       (25,724)      (636,196)
  Net unrealized gain (loss)                       (22,507)      (241,593)      (6,949)      (51,441)      (190,616)        72,579
                                                  --------      ---------      -------      --------      ---------      ---------
    Net realized and unrealized gain (loss)        (31,698)      (273,281)      (6,409)      (61,973)      (216,340)      (563,617)
                                                  --------      ---------      -------      --------      ---------      ---------
    Net increase (decrease) in net assets
      from operations                             $(32,114)     $(280,865)     $(6,678)     $(64,427)     $(224,346)     $(568,502)
                                                  ========      =========      =======      ========      =========      =========


(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             AIT
                                                                             AIT                            EQUITY
                                                                             CORE                           INDEX
                                                                        EQUITY SERVICE                     SERVICE
                                                                            SHARES                          SHARES
                                                                          YEAR ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                    DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (17,995)  $   (29,628)      $     5,526    $   (11,910)
    Net realized gain (loss)                                         (719,047)    1,623,627           (13,988)       333,850
    Net unrealized gain (loss)                                       (896,582)   (3,022,609)       (2,100,723)    (1,453,561)
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from operations          (1,633,624)   (1,428,610)       (2,109,185)    (1,131,621)
                                                                  -----------   -----------       -----------    -----------

FROM POLICY TRANSACTIONS:
    Net premiums                                                      728,126       967,035         1,175,209      1,588,172
    Terminations                                                      (90,586)      (21,293)         (111,668)       (69,038)
    Insurance and other charges                                      (144,686)     (147,521)         (150,193)      (127,999)
    Transfers between sub-accounts (including fixed
      account), net                                                  (699,220)     (385,354)         (239,826)       (53,975)
    Other transfers from (to) the General Account                     (27,260)      (27,730)          (39,569)       (75,416)
    Net increase (decrease) in investment by Sponsor                     --            --                --             --
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                   (233,626)      385,137           633,953      1,261,744
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets                          (1,867,250)   (1,043,473)       (1,475,232)       130,123

NET ASSETS:

  Beginning of year                                                 6,651,770     7,695,243         8,366,337      8,236,214
                                                                  -----------   -----------       -----------    -----------
  End of year                                                     $ 4,784,520   $ 6,651,770       $ 6,891,105    $ 8,366,337
                                                                  ===========   ===========       ===========    ===========

                                                                             AIT                             AIT
                                                                          GOVERNMENT                        MONEY
                                                                             BOND                           MARKET
                                                                           SERVICE                         SERVICE
                                                                            SHARES                          SHARES
                                                                          YEAR ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                    DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $    47,846   $    36,054       $    36,913    $   162,482
    Net realized gain (loss)                                           15,536         2,843              --             --
    Net unrealized gain (loss)                                         53,816        16,107              --             --
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from operations             117,198        55,004            36,913        162,482
                                                                  -----------   -----------       -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      533,357       262,745         3,112,394      3,873,500
    Terminations                                                      (54,452)       (3,623)         (263,920)      (100,909)
    Insurance and other charges                                       (59,004)      (41,967)         (253,158)      (185,359)
    Transfers between sub-accounts (including fixed
      account), net                                                 1,132,506        45,006           351,306     (2,088,169)
    Other transfers from (to) the General Account                    (173,331)        8,324            37,957         65,544
    Net increase (decrease) in investment by Sponsor                     --            --                --             --
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                  1,379,076       270,485         2,984,579      1,564,607
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets                           1,496,274       325,489         3,021,492      1,727,089

NET ASSETS:
  Beginning of year                                                 1,115,104       789,615         6,538,521      4,811,432
                                                                  -----------   -----------       -----------    -----------
  End of year                                                     $ 2,611,378   $ 1,115,104       $ 9,560,013    $ 6,538,521
                                                                  ===========   ===========       ===========    ===========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                                                              AIT
                                                                             AIT                            SELECT
                                                                            SELECT                         CAPITAL
                                                                       AGGRESSIVE GROWTH                 APPRECIATION
                                                                           SERVICE                         SERVICE
                                                                            SHARES                          SHARES
                                                                                                          YEAR ENDED
                                                                                   FOR THE               DECEMBER 31,
                                                                   YEAR ENDED   PERIOD 5/1/01*    --------------------------
                                                                    12/31/02     TO 12/31/01         2002            2001
                                                                  -----------    -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (68,792)   $   (87,449)     $   (50,261)   $   (52,039)
    Net realized gain (loss)                                       (1,010,884)     1,293,852          (85,828)       396,779
    Net unrealized gain (loss)                                     (1,080,726)    (3,232,895)        (989,572)      (449,735)
                                                                  -----------    -----------      -----------    -----------
    Net increase (decrease) in net assets from operations          (2,160,402)    (2,026,492)      (1,125,661)      (104,995)
                                                                  -----------    -----------      -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      890,043      1,419,242          511,747        665,364
    Terminations                                                     (121,647)       (92,900)        (187,269)       (72,513)
    Insurance and other charges                                      (111,210)      (118,347)         (74,096)       (64,151)
    Transfers between sub-accounts (including fixed
      account), net                                                  (689,996)      (603,475)          99,857       (250,723)
    Other transfers from (to) the General Account                     (16,782)       (18,791)         (18,732)       (31,980)
    Net increase (decrease) in investment by Sponsor                     --             --               --             --
                                                                  -----------    -----------      -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                    (49,592)       585,729          331,507        245,997
                                                                  -----------    -----------      -----------    -----------
    Net increase (decrease) in net assets                          (2,209,994)    (1,440,763)        (794,154)       141,002

NET ASSETS:
  Beginning of year                                                 7,150,351      8,591,114        4,758,581      4,617,579
                                                                  -----------    -----------      -----------    -----------
  End of year                                                     $ 4,940,357    $ 7,150,351      $ 3,964,427    $ 4,758,581
                                                                  ===========    ===========      ===========    ===========

                                                                             AIT                             AIT
                                                                            SELECT                          SELECT
                                                                           EMERGING                         GROWTH
                                                                           MARKETS                        AND INCOME
                                                                           SERVICE                         SERVICE
                                                                            SHARES                          SHARES
                                                                          YEAR ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                    DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                     2002          2001              2002            2001
                                                                  ----------    ----------        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $  (6,803)    $  (8,809)        $   (23,795)   $   (37,150)
    Net realized gain (loss)                                        (30,479)     (283,196)           (467,649)      (196,390)
    Net unrealized gain (loss)                                      (82,750)      220,438          (1,124,250)      (608,898)
                                                                  ---------     ---------         -----------    -----------
    Net increase (decrease) in net assets from operations          (120,032)      (71,567)         (1,615,694)      (842,438)
                                                                  ---------     ---------         -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                    158,985       169,950             881,274      1,115,950
    Terminations                                                    (12,295)       (4,157)            (58,328)       (37,328)
    Insurance and other charges                                     (18,682)      (14,200)           (125,848)      (123,547)
    Transfers between sub-accounts (including fixed
      account), net                                                 (13,010)       (4,511)           (768,280)      (212,223)
    Other transfers from (to) the General Account                     7,374        (7,511)            (29,436)       (46,147)
    Net increase (decrease) in investment by Sponsor                   --            --                  --             --
                                                                  ---------     ---------         -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                  122,372       139,571            (100,618)       696,705
                                                                  ---------     ---------         -----------    -----------
    Net increase (decrease) in net assets                             2,340        68,004          (1,716,312)      (145,733)

NET ASSETS:
  Beginning of year                                                 805,768       737,764           6,190,243      6,335,976
                                                                  ---------     ---------         -----------    -----------
  End of year                                                     $ 808,108     $ 805,768         $ 4,473,931    $ 6,190,243
                                                                  =========     =========         ===========    ===========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                                                            AIT
                                                                             AIT                           SELECT
                                                                            SELECT                     INTERNATIONAL
                                                                            GROWTH                         EQUITY
                                                                           SERVICE                        SERVICE
                                                                            SHARES                         SHARES
                                                                          YEAR ENDED                     YEAR ENDED
                                                                         DECEMBER 31,                   DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (68,800)  $   (94,457)      $    31,310    $    30,525
    Net realized gain (loss)                                         (709,231)      184,597        (1,395,828)       676,732
    Net unrealized gain (loss)                                     (1,641,103)   (2,567,729)           (2,577)    (2,502,528)
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from operations          (2,419,134)   (2,477,589)       (1,367,095)    (1,795,271)
                                                                  -----------   -----------       -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                    1,073,022     1,648,044           818,604      1,168,913
    Terminations                                                     (107,417)      (44,941)          (68,895)       (37,381)
    Insurance and other charges                                      (144,777)     (139,904)         (111,132)      (105,384)
    Transfers between sub-accounts (including fixed
      account), net                                                  (503,466)      113,079          (240,161)      (431,967)
    Other transfers from (to) the General Account                     (27,831)       (3,770)          (24,374)       (43,520)
    Net increase (decrease) in investment by Sponsor                     --            --                --             --
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                    289,531     1,572,508           374,042        550,661
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets                          (2,129,603)     (905,081)         (993,053)    (1,244,610)

NET ASSETS:
  Beginning of year                                                 8,072,271     8,977,352         6,589,214      7,833,824
                                                                  -----------   -----------       -----------    -----------
  End of year                                                     $ 5,942,668   $ 8,072,271       $ 5,596,161    $ 6,589,214
                                                                  ===========   ===========       ===========    ===========

                                                                                                             AIT
                                                                                                            SELECT
                                                                            AIT                           INVESTMENT
                                                                      INVESTMENT GRADE                      GRADE
                                                                          INCOME**                        INCOME***
                                                                          SERVICE                          SERVICE
                                                                           SHARES                           SHARES
                                                                         YEAR ENDED                       YEAR ENDED
                                                                        DECEMBER 31,                     DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   146,392   $   131,751       $  25,351      $  22,235
    Net realized gain (loss)                                            9,124         2,250           2,010          1,004
    Net unrealized gain (loss)                                         81,235        35,437          12,960          7,509
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets from operations             236,751       169,438          40,321         30,748
                                                                  -----------   -----------       ---------      ---------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      470,424       454,332          83,273        109,509
    Terminations                                                      (41,256)      (17,728)        (29,114)          (878)
    Insurance and other charges                                       (93,888)      (57,931)        (18,977)       (12,923)
    Transfers between sub-accounts (including fixed
      account), net                                                    28,370       345,298         178,675        (51,978)
    Other transfers from (to) the General Account                      (4,117)       (9,907)          2,725          1,796
    Net increase (decrease) in investment by Sponsor                     --            --              --             --
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets from policy
      transactions                                                    359,533       714,064         216,582         45,526
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets                             596,284       883,502         256,903         76,274

NET ASSETS:
  Beginning of year                                                 3,247,625     2,364,123         502,270        425,996
                                                                  -----------   -----------       ---------      ---------
  End of year                                                     $ 3,843,909   $ 3,247,625       $ 759,173      $ 502,270
                                                                  ===========   ===========       =========      =========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                             AIT                           AIT
                                                                            SELECT                        SELECT
                                                                          STRATEGIC                     STRATEGIC
                                                                            GROWTH                        INCOME
                                                                           SERVICE                       SERVICE
                                                                            SHARES                        SHARES
                                                                          YEAR ENDED
                                                                         DECEMBER 31,                             FOR THE
                                                                  -------------------------      YEAR ENDED    PERIOD 5/1/01*
                                                                      2002         2001           12/31/02      to 12/31/01
                                                                  -----------   -----------      ----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $    (9,789)  $   (10,719)      $   8,152      $   1,481
    Net realized gain (loss)                                         (190,584)     (144,005)          6,705          2,755
    Net unrealized gain (loss)                                       (374,246)     (150,620)         12,008         (4,201)
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets from operations            (574,619)     (305,344)         26,865             35
                                                                  -----------   -----------       ---------      ---------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      266,202       296,730          83,811         16,020
    Terminations                                                       (8,636)         (241)         (1,257)          --
    Insurance and other charges                                       (13,854)      (11,767)         (7,555)          (439)
    Transfers between sub-accounts (including fixed
      account), net                                                     7,330       163,622         260,529        146,864
    Other transfers from (to) the General Account                      (5,652)         (476)             90             (6)
    Net increase (decrease) in investment by Sponsor                     --            --              --             (102)
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets from policy
      transactions                                                    245,390       447,868         335,618        162,337
                                                                  -----------   -----------       ---------      ---------
    Net increase (decrease) in net assets                            (329,229)      142,524         362,483        162,372

NET ASSETS:
  Beginning of year                                                 1,015,272       872,748         162,372           --
                                                                  -----------   -----------       ---------      ---------
  End of year                                                     $   686,043   $ 1,015,272       $ 524,855      $ 162,372
                                                                  ===========   ===========       =========      =========

                                                                             AIT
                                                                            SELECT
                                                                            VALUE                         AIM V.I.
                                                                         OPPORTUNITY                     AGGRESSIVE
                                                                           SERVICE                         GROWTH
                                                                            SHARES                        SERIES I
                                                                          YEAR ENDED
                                                                         DECEMBER 31,                              FOR THE
                                                                  -------------------------       YEAR ENDED    PERIOD 5/1/01*
                                                                      2002         2001            12/31/02      to 12/31/01
                                                                  -----------   -----------       ----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (24,642)  $   (26,255)       $   (302)      $   (196)
    Net realized gain (loss)                                          438,815       683,208          (2,340)          (133)
    Net unrealized gain (loss)                                     (1,390,295)     (129,104)         (1,743)        (3,207)
                                                                  -----------   -----------        --------       --------
    Net increase (decrease) in net assets from operations            (976,122)      527,849          (4,385)        (3,536)
                                                                  -----------   -----------        --------       --------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      577,913       612,095           1,311          1,306
    Terminations                                                     (138,254)      (46,354)           --             --
    Insurance and other charges                                       (91,163)      (73,667)         (1,798)          (743)
    Transfers between sub-accounts (including fixed
      account), net                                                   311,813      (586,983)            151         36,768
    Other transfers from (to) the General Account                     (22,157)      (25,524)            170          1,402
    Net increase (decrease) in investment by Sponsor                     --            --              --            2,000
                                                                  -----------   -----------        --------       --------
    Net increase (decrease) in net assets from policy
      transactions                                                    638,152      (120,433)           (166)        40,733
                                                                  -----------   -----------        --------       --------
    Net increase (decrease) in net assets                            (337,970)      407,416          (4,551)        37,197

NET ASSETS:
  Beginning of year                                                 5,091,873     4,684,457          37,197           --
                                                                  -----------   -----------        --------       --------
  End of year                                                     $ 4,753,903   $ 5,091,873        $ 32,646       $ 37,197
                                                                  ===========   ===========        ========       ========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                           ALLIANCE                       ALLIANCE
                                                                            GROWTH                         PREMIER
                                                                          AND INCOME                       GROWTH
                                                                           CLASS B                         CLASS B
                                                                                   FOR THE                         FOR THE
                                                                  YEAR ENDED    PERIOD 5/1/01*    YEAR ENDED    PERIOD 5/1/01*
                                                                   12/31/02      TO 12/31/01       12/31/02      TO 12/31/01
                                                                  ----------    -------------     -----------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (599)       $   (145)       $  (6,974)      $  (1,766)
    Net realized gain (loss)                                           (73)            358          (14,825)          1,316
    Net unrealized gain (loss)                                     (21,064)            531         (202,974)            398
                                                                  --------        --------        ---------       ---------
    Net increase (decrease) in net assets from operations          (21,736)            744         (224,773)            (52)
                                                                  --------        --------        ---------       ---------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                    15,440           9,981          118,332          72,364
    Terminations                                                    (1,554)           --             (1,611)           --
    Insurance and other charges                                     (3,371)           (234)         (13,456)         (3,654)
    Transfers between sub-accounts (including fixed
      account), net                                                 67,430          26,006          371,243         399,930
    Other transfers from (to) the General Account                      774             (62)             187              88
    Net increase (decrease) in investment by Sponsor                (1,488)          2,000             --               244
                                                                  --------        --------        ---------       ---------
    Net increase (decrease) in net assets from policy
      transactions                                                  77,231          37,691          474,695         468,972
                                                                  --------        --------        ---------       ---------
    Net increase (decrease) in net assets                           55,495          38,435          249,922         468,920

NET ASSETS:
  Beginning of year                                                 38,435            --            468,920            --
                                                                  --------        --------        ---------       ---------
  End of year                                                     $ 93,930        $ 38,435        $ 718,842       $ 468,920
                                                                  ========        ========        =========       =========

                                                                           DELAWARE
                                                                             VIP
                                                                        INTERNATIONAL                      FIDELITY
                                                                            VALUE                             VIP
                                                                          EQUITY (a)                     EQUITY-INCOME
                                                                          YEAR ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                    DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   101,009   $    27,087       $     58,271   $     54,100
    Net realized gain (loss)                                         (126,058)     (132,781)           115,171        526,624
    Net unrealized gain (loss)                                       (125,021)     (130,527)        (2,481,902)    (1,243,897)
                                                                  -----------   -----------       ------------   ------------
    Net increase (decrease) in net assets from operations            (150,070)     (236,221)        (2,308,460)      (663,173)
                                                                  -----------   -----------       ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      197,075       237,043          1,393,826      1,484,312
    Terminations                                                      (49,825)       (6,112)          (228,234)       (57,776)
    Insurance and other charges                                       (28,029)      (22,477)          (286,602)      (225,363)
    Transfers between sub-accounts (including fixed
      account), net                                                     2,734      (377,556)           500,898        693,682
    Other transfers from (to) the General Account                     (11,034)      (14,671)           (48,448)       (34,498)
    Net increase (decrease) in investment by Sponsor                     --            --                 --             --
                                                                  -----------   -----------       ------------   ------------
    Net increase (decrease) in net assets from policy
      transactions                                                    110,921      (183,773)         1,331,440      1,860,357
                                                                  -----------   -----------       ------------   ------------
    Net increase (decrease) in net assets                             (39,149)     (419,994)          (977,020)     1,197,184

NET ASSETS:
  Beginning of year                                                 1,524,798     1,944,792         12,014,428     10,817,244
                                                                  -----------   -----------       ------------   ------------
  End of year                                                     $ 1,485,649   $ 1,524,798       $ 11,037,408   $ 12,014,428
                                                                  ===========   ===========       ============   ============


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                           FIDELITY                        FIDELITY
                                                                             VIP                              VIP
                                                                            GROWTH                        HIGH INCOME
                                                                          YEAR ENDED                       YEAR ENDED
                                                                         DECEMBER 31,                     DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $    (86,603) $   (126,594)     $   281,317    $   339,380
    Net realized gain (loss)                                          (761,065)      546,840         (662,117)      (839,445)
    Net unrealized gain (loss)                                      (2,801,317)   (2,926,742)         478,408         99,344
                                                                  ------------  ------------      -----------    -----------
    Net increase (decrease) in net assets from operations           (3,648,985)   (2,506,496)          97,608       (400,721)
                                                                  ------------  ------------      -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                     1,423,268     2,050,407          458,935        624,818
    Terminations                                                      (180,441)     (109,111)         (67,265)       (26,487)
    Insurance and other charges                                       (216,050)     (216,085)         (76,191)       (61,590)
    Transfers between sub-accounts (including fixed
      account), net                                                   (759,407)     (555,944)          76,905       (141,655)
    Other transfers from (to) the General Account                      (76,981)      (34,818)         (24,956)        13,830
    Net increase (decrease) in investment by Sponsor                      --            --               --             --
                                                                  ------------  ------------      -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                     190,389     1,134,449          367,428        408,916
                                                                  ------------  ------------      -----------    -----------
    Net increase (decrease) in net assets                           (3,458,596)   (1,372,047)         465,036          8,195

NET ASSETS:
  Beginning of year                                                 11,371,842    12,743,889        2,992,252      2,984,057
                                                                  ------------  ------------      -----------    -----------
  End of year                                                     $  7,913,246  $ 11,371,842      $ 3,457,288    $ 2,992,252
                                                                  ============  ============      ===========    ===========

                                                                                                           FIDELITY
                                                                           FIDELITY                         VIP II
                                                                             VIP                            ASSET
                                                                           OVERSEAS                        MANAGER
                                                                          YEAR ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                    DECEMBER 31,
                                                                  -------------------------       --------------------------
                                                                      2002         2001              2002            2001
                                                                  -----------   -----------       -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $    (4,777)  $    65,389       $    32,848    $    42,794
    Net realized gain (loss)                                         (495,559)       23,155           (39,461)       (35,030)
    Net unrealized gain (loss)                                        198,661      (505,682)         (114,530)       (88,416)
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from operations            (301,675)     (417,138)         (121,143)       (80,652)
                                                                  -----------   -----------       -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                      200,704       320,753           192,703        185,434
    Terminations                                                      (58,071)       (3,627)          (24,523)       (30,752)
    Insurance and other charges                                       (34,320)      (32,239)          (35,217)       (40,356)
    Transfers between sub-accounts (including fixed
      account), net                                                  (201,297)     (107,454)          (68,107)      (202,551)
    Other transfers from (to) the General Account                      (7,915)        4,283           (11,003)        (6,650)
    Net increase (decrease) in investment by Sponsor                     --            --                --             --
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                   (100,899)      181,716            53,853        (94,875)
                                                                  -----------   -----------       -----------    -----------
    Net increase (decrease) in net assets                            (402,574)     (235,422)          (67,290)      (175,527)

NET ASSETS:
  Beginning of year                                                 1,507,533     1,742,955         1,274,846      1,450,373
                                                                  -----------   -----------       -----------    -----------
  End of year                                                     $ 1,104,959   $ 1,507,533       $ 1,207,556    $ 1,274,846
                                                                  ===========   ===========       ===========    ===========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                            FT VIP
                                                                           FRANKLIN
                                                                          LARGE CAP                        FT VIP
                                                                            GROWTH                        FRANKLIN
                                                                          SECURITIES                      SMALL CAP
                                                                           CLASS 2                         CLASS 2
                                                                    FOR THE                         FOR THE
                                                                  YEAR ENDED    PERIOD 5/1/01*    YEAR ENDED    PERIOD 5/1/01*
                                                                   12/31/02      TO 12/31/01       12/31/02      TO 12/31/01
                                                                  ----------    -------------     -----------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $    (416)    $   (203)         $  (7,584)     $  (2,262)
    Net realized gain (loss)                                         (9,191)       1,224            (31,688)          (437)
    Net unrealized gain (loss)                                      (22,507)        (107)          (241,593)        29,287
                                                                  ---------     --------          ---------      ---------
    Net increase (decrease) in net assets from operations           (32,114)         914           (280,865)        26,588
                                                                  ---------     --------          ---------      ---------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                     34,684        9,123            143,223         41,112
    Terminations                                                       --           --               (4,134)          --
    Insurance and other charges                                      (1,366)        (146)           (14,173)        (3,173)
    Transfers between sub-accounts (including fixed
      account), net                                                  61,511       60,889            399,777        644,003
    Other transfers from (to) the General Account                       (66)         (21)           (10,107)         1,130
    Net increase (decrease) in investment by Sponsor                 (1,671)       2,000               --              175
                                                                  ---------     --------          ---------      ---------
    Net increase (decrease) in net assets from policy
      transactions                                                   93,092       71,845            514,586        683,247
                                                                  ---------     --------          ---------      ---------
    Net increase (decrease) in net assets                            60,978       72,759            233,721        709,835

NET ASSETS:
  Beginning of year                                                  72,759         --              709,835           --
                                                                  ---------     --------          ---------      ---------
  End of year                                                     $ 133,737     $ 72,759          $ 943,556      $ 709,835
                                                                  =========     ========          =========      =========

                                                                            FT VIP
                                                                            MUTUAL                         INVESCO
                                                                            SHARES                           VIF
                                                                          SECURITIES                       HEALTH
                                                                           CLASS 2                         SCIENCES
                                                                    FOR THE                         FOR THE
                                                                  YEAR ENDED    PERIOD 5/1/01*    YEAR ENDED    PERIOD 5/1/01*
                                                                   12/31/02      TO 12/31/01       12/31/02      TO 12/31/01
                                                                  ----------    -------------     -----------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $   (269)       $   (16)        $  (2,454)      $     (72)
    Net realized gain (loss)                                           540            114           (10,532)            391
    Net unrealized gain (loss)                                      (6,949)          (374)          (51,441)          3,032
                                                                  --------        -------         ---------       ---------
    Net increase (decrease) in net assets from operations           (6,678)          (276)          (64,427)          3,351
                                                                  --------        -------         ---------       ---------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                     9,037          6,114            82,795          33,614
    Terminations                                                      --             --                --              --
    Insurance and other charges                                       (310)           (52)           (1,402)           (330)
    Transfers between sub-accounts (including fixed
      account), net                                                 72,229            933            57,181         135,147
    Other transfers from (to) the General Account                     --             --              (1,261)            (21)
    Net increase (decrease) in investment by Sponsor                  --            2,000            (1,845)          2,000
                                                                  --------        -------         ---------       ---------
    Net increase (decrease) in net assets from policy
      transactions                                                  80,956          8,995           135,468         170,410
                                                                  --------        -------         ---------       ---------
    Net increase (decrease) in net assets                           74,278          8,719            71,041         173,761

NET ASSETS:
  Beginning of year                                                  8,719           --             173,761            --
                                                                  --------        -------         ---------       ---------
  End of year                                                     $ 82,997        $ 8,719         $ 244,802       $ 173,761
                                                                  ========        =======         =========       =========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                                                                           JANUS
                                                                           ASPEN                            T. ROWE
                                                                           GROWTH                            PRICE
                                                                          SERVICE                        INTERNATIONAL
                                                                           SHARES                            STOCK
                                                                                                           YEAR ENDED
                                                                                  FOR THE                 DECEMBER 31,
                                                                  YEAR ENDED   PERIOD 5/1/01*
                                                                   12/31/02     TO 12/31/01           2002           2001
                                                                  ----------    -----------        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)                                  $  (8,006)     $  (2,109)        $    (4,885)   $    29,096
    Net realized gain (loss)                                        (25,724)           836            (636,196)      (209,667)
    Net unrealized gain (loss)                                     (190,616)       (24,047)             72,579       (453,737)
                                                                  ---------      ---------         -----------    -----------
    Net increase (decrease) in net assets from operations          (224,346)       (25,320)           (568,502)      (634,308)
                                                                  ---------      ---------         -----------    -----------

  FROM POLICY TRANSACTIONS:
    Net premiums                                                    112,781         38,019             301,160        405,111
    Terminations                                                     (2,017)          --               (18,304)       (12,494)
    Insurance and other charges                                     (13,513)        (2,213)            (55,446)       (43,034)
    Transfers between sub-accounts (including fixed
      account), net                                                 246,979        583,819              (7,906)       598,842
    Other transfers from (to) the General Account                    (2,410)           688                 280          3,255
    Net increase (decrease) in investment by Sponsor                   --              123                --             --
                                                                  ---------      ---------         -----------    -----------
    Net increase (decrease) in net assets from policy
      transactions                                                  341,820        620,436             219,784        951,680
                                                                  ---------      ---------         -----------    -----------
    Net increase (decrease) in net assets                           117,474        595,116            (348,718)       317,372

NET ASSETS:
  Beginning of year                                                 595,116           --             2,812,364      2,494,992
                                                                  ---------      ---------         -----------    -----------
  End of year                                                     $ 712,590      $ 595,116         $ 2,463,646    $ 2,812,364
                                                                  =========      =========         ===========    ===========


*   Date of initial investment.
(a) Name change. See Note 1.
**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


The accompanying notes are an integral part of these financial statements.

                          INHEIRITAGE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Inheiritage Account (the "Separate Account"), which funds the Variable Inheiritage and Allmerica Select Inheiritage flexible premium variable life insurance policies, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on April 21, 1994 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     On September 27, 2002, AFC announced plans to consider strategic alternatives with regard to its Allmerica Financial Services business unit, which includes the company's life insurance and annuity operations. This action was prompted by the continued sharp decline and volatility in the equity markets, as well as rating agency actions. Subsequently, AFC effectively ceased new sales of proprietary variable annuities and life insurance products.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account currently offers thirty Sub-Accounts, of which all had activity during the year. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:


     FUND GROUPS

     Allmerica Investment Trust (Service Shares) ("AIT")

     AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")

     Alliance Variable Products Series Fund, Inc. (Class B) ("Alliance Class B")

     Delaware VIP Trust

     Fidelity Variable Insurance Products Fund ("Fidelity VIP")

     Fidelity Variable Insurance Products Fund II ("Fidelity VIP II")

     Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP")

     INVESCO Variable Investment Funds, Inc. ("INVESCO VIF")

     Janus Aspen Series (Service Shares)

     T. Rowe Price International Series, Inc.


     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     There are two Sub-Accounts with the name Select Investment Grade Income Fund in the Inheiritage Separate Account, one offered in the Variable Inheiritage product and one offered in the Select Inheiritage product.

     On May 1, 2002, DGPF International Equity Series was renamed Delaware VIP International Value Equity Series.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. AFLIAC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

     Explanations of certain financial statement line items appear below.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a guaranteed part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including fixed account), net, are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include policy loan activity and death claims.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     As of each Monthly Payment Date, commencing with the date of issue, AFLIAC makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies, a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also includes a $40 administrative charge for the increase. The Monthly Charges for Optional Benefits vary depending upon the optional benefits selected and the underwriting classifications of the insured.

     The policyowner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen doesn't have sufficient funds to cover the Monthly Deduction, AFLIAC makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date.

     AFLIAC assesses each Sub-Account with a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates AFLIAC for assuming mortality and expense risks for variable interests in the Policies. If the charge for mortality and expense risks isn't sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations. The Separate Account Administrative Charge is assessed to help defray administrative expenses incurred in the administration of the Separate Account and the Sub-Accounts.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.


                                                                      CURRENT MORTALITY    MAXIMUM ALLOWED
                        COST OF    MONTHLY CHARGES       MONTHLY      AND EXPENSE RISK      MORTALITY AND     SEPARATE ACCOUNT
                       INSURANCE     FOR OPTIONAL    ADMINISTRATIVE    CHARGE (ANNUAL    EXPENSE RISK CHARGE   ADMINISTRATIVE
                       CHARGE (a)    BENEFITS (a)      CHARGE (a)         RATE) (b)       (ANNUAL RATE) (b)      CHARGE (b)
Allmerica Select       Varies by   Varies by Policy        $6               0.90%               0.90%         0.25% during the
Inheiritage              Policy                                                                                first 15 policy
                                                                                                                    years

Variable Inheiritage   Varies by   Varies by Policy        $6               0.90%               0.90%         0.25% during the
                         Policy                                                                                first 15 policy
                                                                                                                    years

(a) Charged to Policy Value.
(b) Charged to Daily Net assets in each Sub-Account.


     During the year ended December 31, 2002, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. On March 27, 2002, shareholders of the AIT funds approved a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002, each Portfolio pays a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Policies. Commissions are paid to registered representatives of VeraVest Investments, Inc. and to certain independent broker-dealers by AFLIAC. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2002 were as follows:

              INVESTMENT PORTFOLIO                           PURCHASES           SALES
              --------------------                          -----------       -----------
AIT Core Equity Service Shares                              $   652,495       $   904,116
AIT Equity Index Service Shares                               2,278,326         1,122,572
AIT Government Bond Service Shares                            2,003,608           576,686
AIT Money Market Service Shares                              23,635,650        20,614,158
AIT Select Aggressive Growth Service Shares                     870,078           988,462
AIT Select Capital Appreciation Service Shares                  882,319           601,073
AIT Select Emerging Markets Service Shares                      820,119           704,550
AIT Select Growth and Income Service Shares                     925,938         1,050,351
AIT Select Growth Service Shares                              1,318,964         1,098,233
AIT Select International Equity Service Shares                6,357,377         5,893,190
AIT Select Investment Grade Income Service Shares**           1,095,428           589,503
AIT Select Investment Grade Income Service Shares***            437,509           195,576
AIT Select Strategic Growth Service Shares                      406,443           170,842
AIT Select Strategic Income Service Shares                      454,799           105,354
AIT Select Value Opportunity Service Shares                   2,190,199         1,106,424
AIM V.I. Aggressive Growth Series I                              22,503            22,971
Alliance Growth and Income Class B                               89,633            10,955
Alliance Premier Growth Class B                                 540,202            72,481
Delaware VIP International Value Equity (a)                   5,005,159         4,793,229
Fidelity VIP Equity-Income                                    2,463,185           810,920
Fidelity VIP Growth                                           1,497,000         1,393,214
Fidelity VIP High Income                                      3,637,326         2,988,581
Fidelity VIP Overseas                                         2,319,808         2,425,484
Fidelity VIP II Asset Manager                                   286,325           199,624
FT VIP Franklin Large Cap Growth Securities Class 2             139,563            46,887
FT VIP Franklin Small Cap Class 2                               655,313           148,311
FT VIP Mutual Shares Securities Class 2                          83,105             1,717
INVESCO VIF Health Sciences                                     203,832            70,819
Janus Aspen Growth Service Shares                               440,684           106,870
T. Rowe Price International Stock                             4,294,120         4,076,569

**  Available only in Variable Inheiritage product. See Note 1.
*** Available only in Select Inheiritage product. See Note 1.


(a) Name changed. See Note 1.

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2002 is as follows:

                                                                     AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                                     --------------                ------------------------------
                                                                                                  INVESTMENT*
                                                            UNITS         UNIT      NET ASSETS      INCOME     EXPENSE**  TOTAL***
                                                           (000s)        VALUE        (000s)         RATIO      RATIO     RETURN
AIT CORE EQUITY SERVICE SHARES
2002                                                        2,851      $1.678160      $4,785         0.84%       1.15%    -24.33%
2001                                                        2,999       2.217748       6,652         0.74        1.15     -17.83
AIT EQUITY INDEX SERVICE SHARES
2002                                                        3,636       1.895069       6,891         1.23        1.15     -23.11
2001                                                        3,394       2.464743       8,366         1.01        1.15     -13.03
AIT GOVERNMENT BOND SERVICE SHARES
2002                                                        1,633       1.598868       2,611         4.22        1.15       8.02
2001                                                          753       1.480139       1,115         5.03        1.15       6.39
AIT MONEY MARKET SERVICE SHARES
2002                                                        6,984       1.368802       9,560         1.62        1.15       0.49
2001                                                        4,800       1.362066       6,539         4.09        1.15       3.09
AIT SELECT AGGRESSIVE GROWTH SERVICE SHARES
2002                                                        4,643       1.064073       4,940          N/A        1.15     -29.68
2001                                                        4,726       1.513141       7,150          N/A        1.15     -22.53
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2002                                                        2,111       1.877901       3,964          N/A        1.15     -22.50
2001                                                        1,964       2.423133       4,759          N/A        1.15      -2.27
AIT SELECT EMERGING MARKETS SERVICE SHARES
2002                                                        1,289       0.626955         808         0.36        1.15     -11.70
2001                                                        1,135       0.710004         806          N/A        1.15     -10.17
AIT SELECT GROWTH AND INCOME SERVICE SHARES
2002                                                        3,067       1.458818       4,474         0.70        1.15     -26.16
2001                                                        3,133       1.975780       6,190         0.55        1.15     -12.76
AIT SELECT GROWTH SERVICE SHARES
2002                                                        4,010       1.481951       5,943         0.17        1.15     -28.43
2001                                                        3,898       2.070699       8,072          N/A        1.15     -25.57
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES
2002                                                        4,748       1.178720       5,596         1.66        1.15     -20.30
2001                                                        4,456       1.478884       6,589         1.60        1.15     -22.42
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2002                                                        2,300       1.671034       3,844         5.37        1.15       6.89
2001                                                        2,077       1.563290       3,248         6.00        1.15       6.70
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (d)
2002                                                          544       1.396816         759         5.37        1.15       6.89
2001                                                          384       1.306756         502         5.80        1.15       6.70
AIT SELECT STRATEGIC GROWTH SERVICE SHARES
2002                                                        2,684       0.255584         686          N/A        1.15     -47.00
2001                                                        2,106       0.482196       1,015          N/A        1.15     -30.10
AIT SELECT STRATEGIC INCOME SERVICE SHARES
2002                                                          470       1.117055         525         3.60        1.15       7.67
2001                                                          157       1.037496         162         4.99        1.15       3.75
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2002                                                        2,306       2.061869       4,754         0.66        1.15     -17.28
2001                                                        2,043       2.492599       5,092         0.59        1.15      11.39
AIM V.I. AGGRESSIVE GROWTH SERIES I
2002                                                           49       0.659626          33          N/A        1.15     -23.56
2001                                                           43       0.862902          37          N/A        1.15     -13.71 (b)
ALLIANCE GROWTH AND INCOME CLASS B
2002                                                          132       0.712559          94         0.41        1.15     -23.16
2001                                                           41       0.927329          38         0.08        1.15      -7.27 (b)
ALLIANCE PREMIER GROWTH CLASS B
2002                                                        1,228       0.585596         719          N/A        1.15     -31.64
2001                                                          547       0.856614         469          N/A        1.15     -14.34 (b)
DELAWARE VIP INTERNATIONAL VALUE EQUITY (a)
2002                                                        1,136       1.307476       1,486         7.46        1.15     -11.43
2001                                                        1,033       1.476283       1,525         2.67        1.15     -13.84
FIDELITY VIP EQUITY-INCOME
2002                                                        5,715       1.931196      11,037         1.66        1.15     -17.90
2001                                                        5,108       2.352304      12,014         1.65        1.15      -6.05
FIDELITY VIP GROWTH
2002                                                        4,343       1.822167       7,913         0.25        1.15     -30.91
2001                                                        4,312       2.637374      11,372         0.08        1.15     -18.60
FIDELITY VIP HIGH INCOME
2002                                                        3,230       1.070435       3,457        10.31        1.15       2.25
2001                                                        2,858       1.046847       2,992        12.10        1.15     -12.75
FIDELITY VIP OVERSEAS
2002                                                        1,117       0.989607       1,105         0.80        1.15     -21.20
2001                                                        1,200       1.255797       1,508         5.19        1.15     -22.08
FIDELITY VIP II ASSET MANAGER
2002                                                          771       1.566140       1,208         3.89        1.15      -9.78
2001                                                          734       1.735856       1,275         4.38        1.15      -5.19
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2002                                                          201       0.663754         134         0.79        1.15     -24.07
2001                                                           83       0.874220          73         0.10        1.15     -12.58 (b)
FT VIP FRANKLIN SMALL CAP CLASS 2
2002                                                        1,440       0.655455         944         0.25        1.15     -29.50
2001                                                          763       0.929788         710         0.11        1.15      -7.02 (b)
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2002                                                           97       0.858343          83         0.59        1.15     -12.83
2001                                                            9       0.984636           9         0.81        1.15      -1.54 (b)
INVESCO VIF HEALTH SCIENCES
2002                                                          322       0.761120         245          N/A        1.15     -25.32
2001                                                          170       1.019166         174         1.03        1.15       1.92 (b)
JANUS ASPEN GROWTH SERVICE SHARES
2002                                                        1,250       0.570258         713          N/A        1.15     -27.57
2001                                                          756       0.787275         595          N/A        1.15     -21.27 (b)
T. ROWE PRICE INTERNATIONAL STOCK
2002                                                        2,635       0.935115       2,464         0.98        1.15     -19.23
2001                                                        2,429       1.157805       2,812         2.33        1.15     -23.11


(a) Name changed. See note 1.
(b) Start date of 5/1/01.
(c) Available only in Variable Inheiritage. See note 1.
(d) Available only in Select Inheiritage. See note 1.

* THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

** THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

*** THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED,
    INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

     (A) BOARD OF DIRECTORS RESOLUTION.

            Certified copy of Resolutions of the Board of Directors of the Company of September 15, 1993 establishing the Inheiritage Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

     (B) CUSTODIAN AGREEMENTS.

            Not Applicable.

     (C) UNDERWRITING CONTRACTS.

            (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (3) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and are incorporated by reference herein.

            (4) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and are incorporated by reference herein.

            (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

     (D) POLICY.

            (1) Policy and initial Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and are incorporated by reference herein.

            (2) The Preferred Loan Endorsement was previously filed on May 1, 1997 in Post-Effective Amendment No. 5 to this Registration Statement, and is incorporated by reference herein.

            (3) A Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

     (E) APPLICATION.

            Applications were previously filed on April 30, 1997 in Post-Effective Amendment No. 6 to this Registration Statement, and are incorporated by reference herein.

     (F) DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

            Restated Articles of Incorporation and Bylaws of the Company were previously filed on October 13, 1995 in Post-Effective Amendment No. 3 to this Registration Statement, and are incorporated by reference herein.

     (G) REINSURANCE CONTRACTS.

            (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (3) Reinsurance contract dated September 1, 2000 among First Allmerica Financial Life Insurance Company and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (4) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (5) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (6) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                 33-57792/811-7466, and is incorporated by reference herein.

            (7) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (8) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (9) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (10) Reinsurance contract dated March 1, 1996 among First Allmerica
                 Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (11) Reinsurance contract dated March 1, 1996 among First Allmerica
                 Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed in

                 February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (12) Reinsurance contract dated November 22, 1995 among First
                 Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (13) Reinsurance contract dated January 1, 1995 among State Mutual
                 Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (14) Reinsurance contract dated January 1, 1994 among State Mutual
                 Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (15) Reinsurance contract dated January 1, 1993 among State Mutual
                 Life Assurance Company of America and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (16) Reinsurance contract dated January 1, 1993 among State Mutual
                 Life Assurance Company and The Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                 33-57792/811-7466, and is incorporated by reference herein.

            (17) Reinsurance contract dated February 26, 1991 among State Mutual
                 Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (18) Reinsurance contract dated May 1, 1989 among State Mutual Life
                 Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (19) Reinsurance contract dated May 1, 1989 among State Mutual Life
                 Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (20) Reinsurance contract dated July 1, 1986 among State Mutual Life
                 Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (21) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (22) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (23) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company and Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H) PARTICIPATION AGREEMENTS.

            (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed in May 2003 in Post-Effective Amendment No. 18 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

            (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 6 to this Registration Statement, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 4 or 5 to this Registration Statement, and is incorporated by reference herein.

            (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 to this Registration Statement, and is incorporated by reference herein.

            (8) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

            (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631, and is incorporated by referenced herein.

            (10) Amendment dated May 1, 2002 to the Alliance Amended and
                 Restated Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and are incorporated by reference herein.

            (11) Amendment dated October 31, 2001 to the INVESCO Participation
                 Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and INVESCO Variable Investments Funds, Inc. dated March 21, 2000, were previously filed in April 2001 in Post-Effective Amendment No. 15 of Registration No. 33-57792/811-7466, and is incorporated by referenced herein.

            (12) Amendment dated May 1, 2002 to the AIM Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 12 of Registration Statement No. 33-83604/811-8746, and is incorporated by reference herein. Participation Agreement with the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration No. 333-93031/811-09631, and is incorporated by reference herein.

     (I) ADMINISTRATIVE CONTRACTS.

            (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2)  Directors' Power of Attorney is filed herewith.

     (J) OTHER MATERIAL CONTRACTS.

            Not Applicable.

     (K) LEGAL OPINION.

            Opinion of Counsel is filed herewith.

     (L) ACTUARIAL OPINION.

            Not Applicable. The Registration Statement does not include illustrations.

     (M) CALCULATION.

            Not Applicable. The Registration Statement does not include illustrations.

     (N) OTHER OPINIONS.

            Consent of Independent Accountants is filed herewith.

     (O) OMITTED FINANCIAL STATEMENTS.

            Financial Statements included in Part B
            Financial Statements for Allmerica Financial Life Insurance and Annuity Company
            Financial Statements for the Inheiritage Account of Allmerica Financial Life Insurance and
            Annuity Company are filed herewith.

     (P) INITIAL CAPITAL AGREEMENTS

            Not Applicable.

     (Q) REDEEMABILITY EXEMPTION.

            Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The principal business address of all the following Directors and Officers is:
         440 Lincoln Street
         Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
   Director and Vice President              First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
   Vice President and Corporate             1998) of First Allmerica
   Controller

Charles F. Cronin                           Vice President and Corporate Group Counsel (since 2003);
   Vice President, Corporate Group          Secretary (since 2000); Assistant Vice President (1999-2003);
   Counsel and Secretary                    and Counsel (2000-2003) of First Allmerica;
                                            Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                            Senior Vice President (since 2003); Director and General
   Director, Senior Vice President and      Counsel (since 2000); Vice President (2000-2003)
   General Counsel                          of First Allmerica; Vice President (1999) of Promos Hotel
                                            Corporation; Vice President and Deputy General Counsel
                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation

Mark A. Hug                                 President and Chief Executive Officer (since 2002) of First
   Director, President and                  Allmerica; Director (since 2001) and Vice President (since 2000)
   Chief Executive Officer                  of First Allmerica; Senior Vice President of Life and Annuity
                                            Products (1997-1999) for The Equitable Life Assurance Society

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
   Director, Vice President and             President (since 1991) of First Allmerica; Director (since 1996)
   Chief Investment Officer                 and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
   Vice President & Treasurer               Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

Edward J. Parry, III                        Senior Vice President (since 2003); Director and Chief
   Director, Senior Vice President          Financial Officer (since 1996), Vice President (1993-2003)
   and Chief Financial Officer              and Treasurer (1993-2000) of First Allmerica

Robert P. Restrepo, Jr.                     Senior Vice President (since 2003); Director (since 1998);
   Director and Senior Vice President       Vice President (1998-2003) of First Allmerica;
                                            Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
   Director and Vice President              Vice President (1996-1998) of Travelers Property &  Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          -------------------------------
                                          ALLMERICA FINANCIAL CORPORATION

                                                     DELAWARE
                                          -------------------------------
                                                         |
                                                         |
--------------------------------------------------------------------------------------------------------------------
100%                100%              100%                      100%           100%              100%           100%
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
     Opus                                               Allmerica
   Investment         Financial         Allmerica     Financial Life    AFC Capital    VeraVest, Inc.     First
Management, Inc.    Profiles, Inc.    Funding Corp    Insurance and       Trust I                        Sterling
                                                         Annuity                                          Limited
                                                         Company

 Massachusetts       California       Massachusetts   Massachusetts      Delaware      Massachusetts     Bermuda
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                   100%
  |                                                         |                                         --------------
  |                                                         |                                         First Sterling
  |                                                         |                                          Reinsurance
  |                                                         |                                            Company
  |                                                         |                                            Limited
  |                                                         |
  |                                                         |                                             Bermuda
  |                                                         |                                         --------------
  |                                                         |
  |  -------------------------------------------------------------------------------------------------------------------------------
  |          100%         100%          100%          100%         100%       100%         100%        100%         100%        100%
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                Allmerica     Allmerica   Allmerica     First     Allmerica   Allmerica   Allmerica    Allmerica
  |     VeraVest     VeraVest      Financial     Financial  Investments  Allmerica  Investments  Investment  Investment  Investments
  |   Investments,  Investment    Investment      Services   Insurance   Financial   Insurance   Insurance   Insurance    Insurance
  |      Inc.        Advisors,    Management     Insurance  Agency Inc.    Life      Agency of   Agency Inc.   Agency    Agency Inc.
  |                    Inc.        Services,      Agency,   of Alabama   Insurance    Florida,   of Georgia    Inc. of        of
  |                                   Inc.          Inc.                  Company      Inc.                   Kentucky   Mississippi
  |
  |  Massachusetts Massachusetts Massachusetts Massachusetts Alabama   Massachusetts  Florida     Georgia     Kentucky   Mississippi
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                                                          |
  |                                                                          |
---------------------------------------------------------------------   ---------------------------
         100%            100%         100%         100%          100%             100%         100%
--------------  ------------- ------------- -------------- ----------   --------------- -----------
  Allmerica       Allmerica         The       Allmerica      Citizens      Advantage      Allmerica
Benefits, Inc.      Asset         Hanover     Financial     Insurance      Insurance        Trust
                  Management,    Insurance    Insurance    Company of    Network, Inc.     Company,
                   Limited        Company      Brokers,     Illinois                         N.A.
                                                 Inc.

  Florida          Bermuda    New Hampshire  Massachusetts  Illinois       Delaware       Federally
                                                                                          Chartered
--------------  ------------- ------------- -------------- ----------   --------------- -----------
                                     |
                                     |
------------------------------------------------------------------------------------------------------------------------------------
      100%        100%            100%         100%           100%         100%            100%        100%        100%         100%
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
Allmerica   Allmerica     The Hanover     Hanover    Massachusetts    Allmerica     AMGRO, Inc.   Citizens    Citizens     Citizens
Financial      Plus         American       Texas     Bay Insurance    Financial                   Insurance   Insurance    Insurance
 Benefit    Insurance      Insurance     Insurance      Company        Alliance                    Company   Company of   Company of
Insurance  Agency, Inc.     Company      Management                   Insurance                    of Ohio     America   the Midwest
 Company                                  Company,                     Company
                                            Inc.
Michigan   Massachusetts  New Hampshire    Texas     New Hampshire  New Hampshire  Massachusetts    Ohio      Michigan     Indiana
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
                                                                                         |                        |
                                                                                         |                        |
                                                                             ----------------------------     ---------
                                                                                      100%           100%           100%
                                                                             --------------  ------------     ---------
                                                                                Lloyds           AMGRO         Citizens
                                                                                Credit        Receivables     Management
                                                                             Corporation      Corporation        Inc.

                                                                             Massachusetts      Delaware       Delaware
                                                                             --------------  ------------     ---------


                                                                                      --------------------
                                                                                             Hanover
                                                                                             Lloyd's
                                                                                            Insurance
                                                                                             Company

                                                                                              Texas
                                                                                      --------------------

                                                                                      Affiliated Lloyd's plan company, controlled by
                                                                                      Underwriters for the benefit of The Hanover
                                                                                      Insurance Company

                                                                                      --------------------   ---------------------
                                                                                             Allmerica            Allmerica
                                                                                         Investment Trust      Securities Trust

                                                                                          Massachusetts          Massachusetts
                                                                                      --------------------   ---------------------

                                                                                      Affiliated Management Investment Companies

                                                                                                   ------------------
                                                                                                     AAM High Yield
                                                                                                       Fund, L.L.C.

                                                                                                      Massachusetts
                                                                                                   ------------------

                                                                                      L.P. or L.L.C. established for the benefit
                                                                                      of First Allmerica, Allmerica Financial Life,
                                                                                      Hanover and Citizens

                                                                      ----------------      -----------------     ----------------
                                                                                                Greendale
                                                                      Allmerica Equity           Special                 AAM
                                                                         Index Pool          Placements Fund         Equity Fund

                                                                       Massachusetts          Massachusetts         Massachusetts
                                                                      ----------------      -----------------     ----------------

                                                                      Grantor Trusts established for the benefit of First Allmerica,
                                                                      Allmerica Financial Life, Hanover and Citizens


January 3, 2003

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

           NAME                                       ADDRESS                         TYPE OF BUSINESS
           ----                                       -------                         ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Life Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       440 Lincoln Street              Premium financing
                                                  Worcester MA 01653

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH  43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty

                                                  Worcester MA 01653              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX  75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Investment           Worcester, MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30. INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

            - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

            - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

            -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

       NAME                               POSITION OR OFFICE WITH UNDERWRITER
       ----                               -----------------------------------
Emil J. Aberizk, Jr.                      Vice President

Michael J. Brodeur                        Vice President

Charles F. Cronin                         Secretary/Clerk

Claudia J. Eckels                         Vice President

J. Kendall Huber                          Director

Mark A. Hug                               Director and Vice President

Richard M. LaVista                        President

Mark C. McGivney                          Treasurer

William F. Monroe, Jr.                    Vice President and Chief Compliance Officer

K. David Nunley                           Vice President

Jeffrey S. Rano                           Vice President and Chief Financial Officer

Robert Scheinerman                        Vice President

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2002. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2003.

                               INHEIRITAGE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      By: /s/ Charles F. Cronin
                          ----------------------------
                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                            DATE
----------                                -----                                                            ----
/s/ Warren E. Barnes                      Vice President and Corporate Controller                          April 1, 2003
------------------------------------
Warren E. Barnes

Bruce C. Anderson*                        Director and Vice President
------------------------------------

J. Kendall Huber*                         Director, Senior Vice President and General Counsel
------------------------------------

Mark A. Hug*                              Director, President and Chief Executive Officer
------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

Edward J. Parry III*                      Director, Senior Vice President and Chief Financial Officer
------------------------------------

Robert P. Restrepo, Jr.*                  Director and Senior Vice President
------------------------------------

Gregory D. Tranter*                       Director and Vice President
------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated January 6, 2003 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

(33-70948)

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)  Directors' Power of Attorney

Exhibit (K)     Opinion of Counsel

Exhibit (N)     Consent of Independent Accountants